As filed with the SEC on April 14, 2010 .	Registration No. 2-89780

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 41
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2010 pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2010

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey  (“Pruco Life of New Jersey”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

Conservative Balanced
Diversified Bond
Equity
Flexible Managed
Global
Government Income
High Yield Bond
Jennison
Money Market
Natural Resources
Small Capitalization Stock
Stock Index
Value

•	Invest in the Fixed Rate Option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”)  nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money.  An investment in Pruco Life of New Jersey Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	18
Assignment	18
Incontestability	18
Misstatement of Age or Sex	18
Settlement Options	19
Suicide Exclusion	19

RIDERS	19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20

PREMIUMS	20
Allocation of Premiums	22
When a Contract Becomes Paid-Up	22
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24

DEATH BENEFITS	25
Contract Date	25
When Proceeds Are Paid	25
Death Claim Settlement Options	25
Types of Death Benefit	25
How a Contract's Death Benefit Will Vary	26
Increases in the Face Amount	27
Decreases in the Face Amount	28

CONTRACT VALUES	29
Surrender of a Contract	29
How a Contract’s Cash Surrender Value Will Vary	29
Loans	29
Withdrawals	31

LAPSE AND REINSTATEMENT	31
Options on Lapse	32

TAXES	32
Tax Treatment of Contract Benefits	32
Tax-Qualified Pension Plans	34

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	36

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge on Premiums (Load) (2) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%

Administrative fee	Deducted from premium payments.	$2

Taxes Attributable to Premiums (1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%

Maximum Deferred Sales Charge (Load) (2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%

Surrender fee per $1,000 of Coverage Amount. (2)	Upon lapse, surrender, or decrease in the Face Amount.	$5

Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%

Face Amount Change fee	When there is a change in the Face Amount.	$15

Living Needs Benefit Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the Face Amount. (1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)

Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%

Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(4)

Fee for the Face Amount. (Flat fee plus a charge per $1,000 of Face Amount.)	Monthly	$2.50 plus $0.02

Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02

Net interest on loans. (5)	Annually	1.5%

Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01

Level Premium Term Rider. (1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)

Child Level Premium Term Rider. (4)(6) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.04 to $0.64 _____________ $0.07(3)

Option to Purchase Additional Insurance Rider. (1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.47 _____________ $0.17(3)

Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.008 to $0.21 _____________ $0.07(3)

Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)
Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount .

(5)	The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.
(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum

(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.85%

(1)	Total Annual operating expense for Real Property Partnership is 9.33% .

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  The Death Benefit remains fixed in amount (unless the Contract becomes paid-up) and only the Cash Surrender Value will vary with investment experience.  Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Pruco Life of New Jersey Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS and Tax Treatment of Contract Benefits.  Pruco Life of New Jersey will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums.  You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life of New Jersey Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional Variable Investment Options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the Fixed Rate Option and the Real Property Account.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge.  The minimum loan amount you may borrow at any one time is $500, unless the loan proceeds are used to pay premiums on your Contract.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the Face Amount of insurance.  However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.  A surrender charge may be deducted.  See CHARGES AND EXPENSES.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.   For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 30-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living .  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance Contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider .  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life of New Jersey Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Pruco Life of New Jersey Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE SERIES FUND

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant ") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account.  Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account.   From time to time Pruco Life of New Jersey will transfer capital contributions and earned fees and charges to its general account .  Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract .  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.  On October 31, 1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to Separate Accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund.  Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

The Series Fund has a separate prospectus that is provided with this prospectus.  You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios.  There is no assurance that the investment objectives of the Portfolios will be met.  There may be Portfolios described in the accompanying Fund prospectus that are not available on this product.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the investment manager of the Series Fund Portfolios.

The Series Fund's Investment Management Agreement, on behalf of each Portfolio, with PI (the “Management Agreement”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

The Prudential Series Fund - Class 1 Shares

Portfolios	Objectives	Subadvisers

Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA

Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM

Equity	Long-term growth of capital.	Jennison

Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA

Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair

Government Income	High level of income over the long term consistent with the preservation of capital.	PIM

High Yield Bond	High total return.	PIM

Jennison	Long-term growth of capital.	Jennison

Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

Natural Resources	Long-term growth of capital.	Jennison

Small Capitalization Stock	Long-term growth of capital.	QMA

Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services.  PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity Contracts to invest in the same underlying Variable Investment Options.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into an agreement with the Prudential Series Fund (the "Series Fund").  Under the terms of the agreement, Pruco Life of New Jersey provides administrative and support services to the Portfolios of the Series Fund for which it receives an annual fee from the investment adviser, distributor and/or the Portfolio based on the average assets allocated to the Portfolio.  The agreement, including the fees paid and services provided, can vary for each Portfolio.

Pruco Life of New Jersey and/or our affiliates may receive substantial and varying administrative service payments from the Series Fund or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments. Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Series Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  The administrative service fees we receive originate from the assets of the Series Fund itself and/or the assets of the Series Fund’s investment adviser.  In either case, the existence of administrative service fees may tend to increase the overall cost of investing in the Series Fund.   In addition, because these fees are paid to us, allocations you make to the Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

We collect these payments and fees under agreements between us and the Series Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Series Fund.  As of May 1, 2010, the administrative service fee we receive is 0.05% of the average assets allocated to the Series Fund.

In addition to the payments that we receive from the Series Fund and/or their affiliates, the Series Fund and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory Contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available

Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life of New Jersey’s general account.  The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life of New Jersey.  Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%.  Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties.  It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions.  It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund.  The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option.  There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive.  The premium tax charge is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted.  See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace.  This second part is called the deferred sales charge.  However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary.  The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary.  No deferred sales charge is applicable to the Death Benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or if there is an increase in the Face Amount of insurance.  Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year.  More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary).  The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages

For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender

Entire Year 1
Entire Year 2
Entire Year 3
Entire Year 4
Entire Year 5
First 7 Months of Year 6
First Month of Year 7
First Month of Year 8
First Month of Year 9
First Month of Year 10
First Month of Year 11
   and Thereafter
	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse.  Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years.  This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher.  See PREMIUMS.  To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly.  The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class.  Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums.  If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis.  Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose.  We may, on a uniform and non-Contractual basis, withdraw or modify this concession, although we do not currently intend to do so.  If you elect to increase the Face Amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase.  See Increases in the Face Amount.

Cost of Insurance

We deduct a monthly COI charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges.  The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners.  We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount of insurance.  This charge also applies to increases in the Face Amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less.  Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987.  Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru-Matic Premium Plan basis.  We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes.  We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace.  This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records.  We deduct $5 per $1,000 of the Face Amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue).  However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary.  For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount of insurance until it reaches zero at the end of the 10th Contract Year.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum.  Any Pruco Life of New Jersey representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased.  If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums.  See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.  Any Pruco Life of New Jersey representative can explain these extra benefits further.  Samples of the provisions are available from Pruco Life of New Jersey upon written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Pruco Life of New Jersey representative can explain these extra benefits further.  Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.  Generally, the minimum initial guaranteed Death Benefit was $60,000.  However, higher minimums are applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000.  The Contract was generally issued on insureds below the age of 81.  Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  Currently, Contract Owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges.  See CHARGES AND EXPENSES.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  Pruco Life of New Jersey will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Pruco Life of New Jersey will generally accept any premium payment of at least $25.  Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit.  Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts.  The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”).  However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract.  We will tell you what the amount of your second premium will be.  Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date.  We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount.  Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount

	Preferred	Standard	Preferred	Standard

Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00

Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00

Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class.  Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount

	Monthly	Annual	Monthly	Annual

Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00

Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00

Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary.  If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments.  If a Contract becomes paid-up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract.  Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up.  Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time.  See How a Contract's Death Benefit Will Vary.  The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES.  The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary.  Whenever the Death Benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract.  If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase.  The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured.  If this should occur, Pruco Life of New Jersey will notify the Contract Owner that no further premium payments are needed.  We reserve the right to refuse to accept further premiums after the Contract becomes paid-up.  The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up.  See RIDERS.  The revised Contracts will not become paid-up.

We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates.  The Cash Surrender Value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount of insurance increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21.  If a Contract becomes paid-up prior to that anniversary, Pruco Life of New Jersey will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract.  If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 30 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 30-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance Contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount.  In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account").  Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See When a Contract Becomes Paid-Up.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms.  Contract Form A will become paid-up more rapidly than a comparable Form B Contract.  But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up.  Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium.  Thus, instead of becoming paid-up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance.  Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up.  See When a Contract Becomes Paid-Up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.  See Loans.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt.  See Loans.  Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund

5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract.  See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the Face Amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the recomputation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered.  All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums.  An increase in the Face Amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount of insurance.

An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load.  See CHARGES AND EXPENSES.  Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described.  The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased.  There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced.  The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured's Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan.  The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is $500, unless the proceeds are used to pay premiums on your Contract.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract.  The “Published Monthly Average” means Moody's Corporate Bond Yield Average-Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2009 ranged from 5.61% to 6.85% .

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract Year.

There is a transaction fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received at the

Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its Cash Surrender Value.  To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse
If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period.  You may also choose one of the two options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt.  In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan.  See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life of New Jersey.  The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so.   Prusec received gross distribution revenue for its variable life insurance products of $67,749,409 in 2009,

$96,759,988 in 2008, and $106,977,800 in 2007 .  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.   Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.   Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia.

Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangement with Prudential Financial.  As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 31, 2009, Prudential Financial sold its minority ownership interest in the joint venture to Wells Fargo.  Prudential Financial was a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities and will continue to provide those services to Wells Fargo Financial Advisors, LLC, an affiliate of Wells Fargo.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its business.  Pruco Life of New Jersey’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates.  Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life of New Jersey is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life of New Jersey may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents.  Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life of New Jersey and serves as investment manager for certain investment options under Pruco Life of New Jersey’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

Pruco Life of New Jersey’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation or regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551- 8090 , upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.  Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Portfolio/Variable Investment Option - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant ").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Pruco Life of New Jersey Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

To Learn More About Pruco Life of New Jersey Variable Appreciable Life®

To learn more about the Pruco Life of New Jersey Variable Appreciable Life® Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89780.   The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.   All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551- 8090 .  The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life of New Jersey Variable Appreciable Life® SAI, material incorporated by reference, and other information about Pruco Life of New Jersey.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge , or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2010 .

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.   Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $1,718,033 in 2009, $2,100,483 in 2008, and $2,312,675 in 2007.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check

1

book on which they may write checks.  Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Our individual life reinsurance treaties covering Pruco Life of New Jersey Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the Face Amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco Life”), a subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), a subsidiary of Pruco Life, jointly entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential, Pruco Life, and Pruco Life of New Jersey with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.   Under this Agreement, First Express received $2,790,008 in 2009, $3,014,514 in 2008, and $3,144,953 in 2007 from Prudential, Pruco Life, and Pruco Life of New Jersey for services rendered.   First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

During 2009, Prudential and First Express entered into a temporary arrangement with the Regulus Group ("Regulus") in which First Express transitioned the lockbox services performed for Prudential to Regulus.  The Regulus Group is a part of the 3i Infotech Group, North America, and is a provider of outsourced billing and payment services.  On December 2, 2009, Regulus began performing remittance processing services under the arrangement and received $223,178 in 2009 for services rendered.  Regulus Group's principal business address is 831 Latour Court, Suite B, Napa, California 94558.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

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In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A and B Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Pruco Life of New Jersey representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract Debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to

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greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund

5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Whenever the Death Benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase.  This is done without regard to the otherwise applicable limit of four transfers per year.  This conversion right will also be provided if the Series Fund or one of its Portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

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UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1ST Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., AXA Advisors LLC, BB&T Investments Services Inc., BCG Securities Inc., Becker & Suffern Ltd., Benefit Funding Services LLC, Berthel Fisher & Company Financial Services Inc., BG Worldwide Securities Inc., Brecek & Young Advisors Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Company Inc., Cambridge Investment Research Inc.,

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Cambridge Legacy Securities LLC, Cantella & Company Inc., Cantone Research Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., Centara Capital Securities, Inc., Centaurus Financial Inc., CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Conservative Financial Services Inc., Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cutter & Company Brokerage Inc., Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Edward D. Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equity Services Inc., Essex Financial Services Inc., Farmers Financial Solutions Inc., FAS Corp., Ferris Baker Watts Inc., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Brokerage America, LLC., First Heartland Capital Inc., First Midwest Securities Inc., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IMS Securities Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l. Equities Corp., Invest Financial Corp., Investacorp Inc., Investment Planners Inc., Investors Capital Corp., Investors Security Company Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Landoak Securities, Larimer Capital Corp., Lasalle St. Securities LLC, The Leaders Group Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG RIA Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Moors & Cabot Inc., Morgan Keegan & Company Inc., Morgan Stanley & Co. Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Omnivest Inc., One Securities Corp., Oneamerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Consulting Group Inc., Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Southwest Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Symetra Investments Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TD Wealth Management Services, Inc., TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USI Securities Inc., UVEST Investment Services Inc., Valmark Securities Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wachovia Securities LLC, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp., World Equity Group, Worth Financial Group Inc., WRP Investments Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

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EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Pruco Life of New Jersey’s Variable Appreciable Life® had been investing in that Subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life of New Jersey’s Variable Appreciable Life® are not reflected.

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The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$212,493,139	$304,750,136	$143,537,073	$210,128,089

Net Assets	$212,493,139	$304,750,136	$143,537,073	$210,128,089

NET ASSETS, representing:
Accumulation units	$212,493,139	$304,750,136	$143,537,073	$210,128,089

	$212,493,139	$304,750,136	$143,537,073	$210,128,089

Units outstanding	153,276,761	156,799,204	20,641,893	35,986,817

Portfolio shares held	21,249,314	27,307,360	6,436,640	14,714,852
Portfolio net asset value per share	$10.00	$11.16	$22.30	$14.28
Investment in portfolio shares, at cost	$212,492,790	$293,603,074	$145,577,635	$231,741,939

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$868,062	$10,483,582	$1,915,984	$6,542,370

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	475,425	528,689	698,675	1,172,231
Reimbursement for excess expenses	880	(7,591)	(95,029)	(394,939)

NET EXPENSES	476,305	521,098	603,646	777,292

NET INVESTMENT INCOME (LOSS)	391,757	9,962,484	1,312,338	5,765,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,575,719	0	0
Realized gain (loss) on shares redeemed	0	(160,402)	(2,489,499)	(2,839,895)
Net change in unrealized gain (loss) on investments	0	25,415,683	40,701,907	31,564,581

NET GAIN (LOSS) ON INVESTMENTS	0	28,831,000	38,212,408	28,724,686

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,757	$38,793,484	$39,524,746	$34,489,764

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

21,547,403	239,747,022	15,515,506	2,440,873	1,970,431	6,042,981

7,166,679	121,309,870	1,143,000	1,032,439	941,259	632,329
$14.65	$4.83	$27.89	$15.10	$37.15	$16.68
$101,748,369	$607,360,358	$35,101,495	$20,933,101	$27,736,259	$11,930,713

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$3,562,235	$46,976,456	$999,784	$267,904	$273,143	$260,287

595,887	2,020,311	138,296	78,247	210,434	46,591
(158,651)	0	0	0	0	0

437,236	2,020,311	138,296	78,247	210,434	46,591

3,124,999	44,956,145	861,488	189,657	62,709	213,696

0	0	0	0	4,510,594	0
(455,788)	(1,431,719)	(4,391,206)	(523,652)	1,945,534	(311,496)
14,627,305	143,011,469	10,021,314	4,933,739	14,606,965	2,617,294

14,171,517	141,579,750	5,630,108	4,410,087	21,063,093	2,305,798

$17,296,516	$186,535,895	$6,491,596	$4,599,744	$21,125,802	$2,519,494

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$3,461,328	$20,818,915	$8,258,215	$385,437

Net Assets	$3,461,328	$20,818,915	$8,258,215	$385,437

NET ASSETS, representing:
Accumulation units	$3,461,328	$20,818,915	$8,258,215	$385,437

	$3,461,328	$20,818,915	$8,258,215	$385,437

Units outstanding	970,870	11,372,664	2,478,146	409,273

Portfolio shares held	291,849	997,552	597,123	31,413
Portfolio net asset value per share	$11.86	$20.87	$13.83	$12.27
Investment in portfolio shares, at cost	$3,418,663	$21,664,964	$10,975,201	$441,939

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$105,130	$115,693	$130,237	$8,593

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	20,319	87,363	42,014	2,335
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	20,319	87,363	42,014	2,335

NET INVESTMENT INCOME (LOSS)	84,811	28,330	88,223	6,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	12,104	0	706,804	0
Realized gain (loss) on shares redeemed	(9,901)	(407,060)	(387,533)	(4,652)
Net change in unrealized gain (loss) on investments	144,090	6,604,430	1,236,153	120,592

NET GAIN (LOSS) ON INVESTMENTS	146,293	6,197,370	1,555,424	115,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$231,104	$6,225,700	$1,643,647	$122,198

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Institutional Shares	MFS VIT Growth Series – Initial Class	American Century VP Value Fund	Franklin Small – Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

460,765	119,514	140,880	273,533	4,480,316	3,920,768

14,395	3,395	44,604	12,411	605,632	572,439
$21.43	$21.43	$5.28	$16.87	$8.68	$9.79
$316,295	$66,428	$302,755	$232,059	$5,787,771	$6,473,341

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Institutional Shares	MFS VIT Growth Series – Initial Class	American Century VP Value Fund	Franklin Small – Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$1,357	$176	$10,550	$0	$69,479	$66,635

1,912	519	1,723	1,292	12,951	11,304
0	0	0	0	0	0

1,912	519	1,723	1,292	12,951	11,304

(555)	(343)	8,827	(1,292)	56,528	55,331

0	0	0	0	0	0
(2,109)	(89)	(2,912)	(5,045)	(186,145)	(357,335)
81,342	19,140	30,930	70,754	1,389,641	1,595,545

79,233	19,051	28,018	65,709	1,203,496	1,238,210

$78,678	$18,708	$36,845	$64,417	$1,260,024	$1,293,541

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

ASSETS
Investment in the portfolios, at value	$0	$0	$793,493	$581,482

Net Assets	$0	$0	$793,493	$581,482

NET ASSETS, representing:
Accumulation units	$0	$0	$793,493	$581,482

	$0	$0	$793,493	$581,482

Units outstanding	0	0	835,713	511,884

Portfolio shares held	0	0	37,588	84,395
Portfolio net asset value per share	$0	$0	$21.11	$6.89
Investment in portfolio shares, at cost	$0	$0	$742,551	$566,482

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

INVESTMENT INCOME
Dividend income	$203,663	$99,006	$2,660	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	14,251	3,630	1,683	1,107
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	14,251	3,630	1,683	1,107

NET INVESTMENT INCOME (LOSS)	189,412	95,376	977	(1,107)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	159,809	0	0	0
Realized gain (loss) on shares redeemed	256,001	(123,744)	(7,563)	(11,685)
Net change in unrealized gain (loss) on investments	134,984	535,895	223,331	187,914

NET GAIN (LOSS) ON INVESTMENTS	550,794	412,151	215,768	176,229

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$740,206	$507,527	$216,745	$175,122

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

3,837,755	2,809,459	0	0	15,541,725	0

650,561	628,085	0	0	2,384,017	0
$4.51	$6.45	$0	$0	$8.03	$0
$3,708,110	$4,343,880	$0	$0	$21,585,656	$0

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$0	$24,659	$81,137	$230,691	$336,571	$64,945

5,971	8,605	6,141	16,148	31,533	8,167
0	0	0	0	0	0

5,971	8,605	6,141	16,148	31,533	8,167

(5,971)	16,054	74,996	214,543	305,038	56,778

0	0	0	61,271	220,115	0
(255,768)	(305,920)	(112,218)	(978,897)	(781,356)	(1,418,625)
936,910	1,469,653	454,526	2,306,629	4,103,790	2,519,932

681,142	1,163,733	342,308	1,389,003	3,542,549	1,101,307

$675,171	$1,179,787	$417,304	$1,603,546	$3,847,587	$1,158,085

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund

ASSETS
Investment in the portfolios, at value	$2,133,604	$2,641,747	$183,759	$31,564

Net Assets	$2,133,604	$2,641,747	$183,759	$31,564

NET ASSETS, representing:
Accumulation units	$2,133,604	$2,641,747	$183,759	$31,564

	$2,133,604	$2,641,747	$183,759	$31,564

Units outstanding	1,654,845	1,973,543	21,837	25,984

Portfolio shares held	460,822	416,023	4,076	3,579
Portfolio net asset value per share	$4.63	$6.35	$45.08	$8.82
Investment in portfolio shares, at cost	$2,716,731	$3,447,465	$161,913	$41,834

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund

INVESTMENT INCOME
Dividend income	$36,764	$67,866	$368	$324

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	5,249	7,195	73	49
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	5,249	7,195	73	49

NET INVESTMENT INCOME (LOSS)	31,515	60,671	295	275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	1,760	0
Realized gain (loss) on shares redeemed	(185,692)	(287,913)	7,495	(541)
Net change in unrealized gain (loss) on investments	708,619	842,843	32,235	7,416

NET GAIN (LOSS) ON INVESTMENTS	522,927	554,930	41,490	6,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$554,442	$615,601	$41,785	$7,150

The accompanying notes are an integral part of these financial statements.
A7

SUBACCOUNTS (Continued)

AIM V.I. Technology Fund	M Large Cap Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

144,377	1,310	1,306	1,588	12,479	4,414

3,179	1,208	1,675	2,256	26,333	4,320
$13.19	$13.24	$11.57	$9.50	$4.82	$12.15
$40,032	$18,357	$24,659	$21,290	$119,106	$50,610

SUBACCOUNTS (Continued)

AIM V.I. Technology Fund	M Large Cap Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio

$0	$659	$445	$192	$2,394	$361

69	0	0	0	90	41
0	0	0	0	0	0

69	0	0	0	90	41

(69)	659	445	192	2,304	320

0	0	0	0	0	3,051
(799)	(26,081)	(24,047)	(2,839)	(36,648)	(668)
16,669	52,059	43,326	6,700	60,660	6,201

15,870	25,978	19,279	3,861	24,012	8,584

$15,801	$26,637	$19,724	$4,053	$26,316	$8,904

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio

ASSETS
Investment in the portfolios, at value	$157,544	$33,062	$42,693	$198,911

Net Assets	$157,544	$33,062	$42,693	$198,911

NET ASSETS, representing:
Accumulation units	$157,544	$33,062	$42,693	$198,911

	$157,544	$33,062	$42,693	$198,911

Units outstanding	16,160	3,430	4,163	18,593

Portfolio shares held	20,250	4,379	6,108	18,401
Portfolio net asset value per share	$7.78	$7.55	$6.99	$10.81
Investment in portfolio shares, at cost	$171,452	$30,843	$43,777	$198,566

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio

INVESTMENT INCOME
Dividend income	$1,002	$0	$60	$2,509

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	113	22	31	146
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	113	22	31	146

NET INVESTMENT INCOME (LOSS)	889	(22)	29	2,363

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(10,397)	(1,027)	(3,437)	(9,460)
Net change in unrealized gain (loss) on investments	34,478	6,991	12,526	49,877

NET GAIN (LOSS) ON INVESTMENTS	24,081	5,964	9,089	40,417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,970	$5,942	$9,118	$42,780

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

13,469	81,062	4,242	2,061	4,805	37,257

36,931	42,204	5,230	1,390	5,694	26,475
$4.54	$16.27	$8.55	$16.60	$10.46	$18.84
$144,707	$786,332	$42,799	$26,955	$60,274	$593,602

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$0	$4,775	$49	$0	$2,647	$5,144

122	1,230	30	22	72	363
0	0	0	0	0	0

122	1,230	30	22	72	363

(122)	3,545	19	(22)	2,575	4,781

0	0	0	0	3,614	110,649
(2,406)	(32,610)	(1,840)	(2,485)	(1,268)	(37,470)
61,522	183,371	9,178	8,164	415	72,626

59,116	150,761	7,338	5,679	2,761	145,805

$58,994	$154,306	$7,357	$5,657	$5,336	$150,586

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

ASSETS
Investment in the portfolios, at value	$48,639	$215,731	$78,742	$14,037

Net Assets	$48,639	$215,731	$78,742	$14,037

NET ASSETS, representing:
Accumulation units	$48,639	$215,731	$78,742	$14,037

	$48,639	$215,731	$78,742	$14,037

Units outstanding	3,937	19,080	6,237	962

Portfolio shares held	5,351	11,012	7,277	686
Portfolio net asset value per share	$9.09	$19.59	$10.82	$20.47
Investment in portfolio shares, at cost	$51,182	$212,347	$80,322	$12,329

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

INVESTMENT INCOME
Dividend income	$694	$6,561	$5,566	$5

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35	156	109	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	35	156	109	0

NET INVESTMENT INCOME (LOSS)	659	6,405	5,457	5

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	3,766	0
Realized gain (loss) on shares redeemed	(4,989)	(9,271)	(5,012)	(1,381)
Net change in unrealized gain (loss) on investments	14,847	55,490	1,605	5,367

NET GAIN (LOSS) ON INVESTMENTS	9,858	46,219	359	3,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,517	$52,624	$5,816	$3,991

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small- Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

3,082	270,691	135,818	79	22,281	442

2,538	167,112	82,478	28	14,946	294
$12.12	$11.90	$14.99	$26.10	$14.42	$13.23
$26,576	$2,554,458	$1,261,943	$598	$162,284	$3,431

SUBACCOUNTS (Continued)

American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small- Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$664	$47,679	$479	$2	$638	$14

21	3,716	2,280	0	129	1
0	0	0	0	0	0

21	3,716	2,280	0	129	1

643	43,963	(1,801)	2	509	13

0	0	0	0	0	0
4,545	(165,206)	(23,908)	19	4,008	74
4,565	451,773	330,861	131	59,968	450

9,110	286,567	306,953	150	63,976	524

$9,753	$330,530	$305,152	$152	$64,485	$537

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large- Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

ASSETS
Investment in the portfolios, at value	$55,603	$1,834	$1,211,647	$7,253,163

Net Assets	$55,603	$1,834	$1,211,647	$7,253,163

NET ASSETS, representing:
Accumulation units	$55,603	$1,834	$1,211,647	$7,253,163

	$55,603	$1,834	$1,211,647	$7,253,163

Units outstanding	6,533	222	126,113	729,796

Portfolio shares held	2,426	151	113,344	619,928
Portfolio net asset value per share	$22.92	$12.14	$10.69	$11.70
Investment in portfolio shares, at cost	$47,892	$1,640	$1,190,644	$7,270,641

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large- Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

INVESTMENT INCOME
Dividend income	$1,496	$24	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37	0	2,482	1,303
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	37	0	2,482	1,303

NET INVESTMENT INCOME (LOSS)	1,459	24	(2,482)	(1,303)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(82)	17	(54,352)	(68)
Net change in unrealized gain (loss) on investments	11,187	198	460,572	(17,478)

NET GAIN (LOSS) ON INVESTMENTS	11,105	215	406,220	(17,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,564	$239	$403,738	$(18,849)

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio – Service Shares

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

536,794	925,278	269,701	1,532

669,965	939,068	250,797	1,205
$8.19	$9.98	$10.78	$10.46
$5,408,383	$9,298,198	$2,693,843	$8,765

SUBACCOUNTS (Continued)

AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio – Service Shares

$0	$0	$0	$96

1,488	2,910	910	10
0	0	0	0

1,488	2,910	910	10

(1,488)	(2,910)	(910)	86

0	0	0	0
299	534	119	113
78,631	73,701	9,751	3,838

78,930	74,235	9,870	3,951

$77,442	$71,325	$8,960	$4,037

The accompanying notes are an integral part of these financial statements.
A14

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A15

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$391,757	$5,279,641	$9,962,484	$7,530,615
Capital gains distributions received	0	0	3,575,719	1,043,821
Realized gain (loss) on shares redeemed	0	0	(160,402)	(164,463)
Net change in unrealized gain (loss) on investments	0	0	25,415,683	(15,211,383)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	391,757	5,279,641	38,793,484	(6,801,410)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,207,268	34,256,111	86,436,344	86,891,307
Policy loans	(884,581)	(285,056)	(715,137)	(598,153)
Policy loan repayments and interest	568,210	227,005	540,123	516,960
Surrenders, withdrawals and death benefits	(1,712,518)	(1,737,326)	(1,369,130)	(1,241,161)
Net transfers between other subaccounts or fixed rate option	(51,959,251)	(320,949)	162,109	(76,374)
Withdrawal and other charges	(2,588,152)	(2,674,586)	(7,042,329)	(4,513,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,369,024)	29,465,199	78,011,980	80,979,233

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,977,267)	34,744,840	116,805,464	74,177,823

NET ASSETS
Beginning of period	237,470,406	202,725,566	187,944,672	113,766,849

End of period	$212,493,139	$237,470,406	$304,750,136	$187,944,672

Beginning units	171,822,846	149,741,372	113,905,135	62,812,014

Units issued	89,547,885	30,634,895	47,649,011	54,681,119
Units redeemed	(108,093,970)	(8,553,421)	(4,754,942)	(3,587,998)

Ending units	153,276,761	171,822,846	156,799,204	113,905,135

The accompanying notes are an integral part of these financial statements.
A16

SUBACCOUNTS (Continued)

Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$1,312,338	$1,303,176	$5,765,078	$5,664,117	$3,124,999	$3,180,407
0	16,316,496	0	17,831,163	0	0
(2,489,499)	271,729	(2,839,895)	(496,234)	(455,788)	118,324
40,701,907	(87,359,669)	31,564,581	(85,450,120)	14,627,305	(28,955,412)

39,524,746	(69,468,268)	34,489,764	(62,451,074)	17,296,516	(25,656,681)

6,996,041	9,830,596	11,494,072	15,588,461	5,846,532	8,256,224
(2,608,582)	(3,313,554)	(3,610,467)	(4,604,186)	(1,518,730)	(1,725,829)
4,089,807	3,738,473	5,659,037	5,157,966	2,192,994	2,207,375
(8,206,590)	(6,730,924)	(12,099,993)	(10,930,249)	(5,244,512)	(5,186,007)

(2,343,932)	(2,762,838)	(3,272,400)	(3,714,498)	(1,458,258)	(2,318,525)
(4,352,006)	(4,673,848)	(7,140,273)	(7,379,350)	(3,670,436)	(3,748,550)

(6,425,262)	(3,912,095)	(8,970,024)	(5,881,856)	(3,852,410)	(2,515,312)

33,099,484	(73,380,363)	25,519,740	(68,332,930)	13,444,106	(28,171,993)

110,437,589	183,817,952	184,608,349	252,941,279	91,547,734	119,719,727

$143,537,073	$110,437,589	$210,128,089	$184,608,349	$104,991,840	$91,547,734

21,331,811	21,367,751	37,732,823	38,685,391	22,423,456	22,966,429

2,803,958	2,621,273	3,350,035	3,083,732	1,917,924	1,872,049
(3,493,876)	(2,657,213)	(5,096,041)	(4,036,300)	(2,793,977)	(2,415,022)

20,641,893	21,331,811	35,986,817	37,732,823	21,547,403	22,423,456

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$44,956,145	$40,792,662	$861,488	$872,192
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(1,431,719)	(830,854)	(4,391,206)	56,142
Net change in unrealized gain (loss) on investments	143,011,469	(157,771,681)	10,021,314	(22,125,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,535,895	(117,809,873)	6,491,596	(21,196,990)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	760,696	773,986	3,415,353	4,233,272
Policy loans	(113,292)	(183,559)	(518,431)	(598,528)
Policy loan repayments and interest	119,187	243,883	573,538	588,317
Surrenders, withdrawals and death benefits	(1,306,823)	(2,430,867)	(1,454,992)	(2,658,708)
Net transfers between other subaccounts or fixed rate option	1,132,921	(164,422)	(11,196,979)	(150,523)
Withdrawal and other charges	(3,881,032)	(3,664,399)	(1,405,423)	(1,655,339)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,288,343)	(5,425,378)	(10,586,934)	(241,509)

TOTAL INCREASE (DECREASE) IN NET ASSETS	183,247,552	(123,235,251)	(4,095,338)	(21,438,499)

NET ASSETS
Beginning of period	402,679,120	525,914,371	35,973,599	57,412,098

End of period	$585,926,672	$402,679,120	$31,878,261	$35,973,599

Beginning units	241,399,954	244,578,066	29,167,860	28,496,349

Units issued	1,898,889	622,388	3,356,949	4,459,101
Units redeemed	(3,551,821)	(3,800,500)	(17,009,303)	(3,787,590)

Ending units	239,747,022	241,399,954	15,515,506	29,167,860

The accompanying notes are an integral part of these financial statements.
A18

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$189,657	$211,311	$62,709	$46,528	$213,696	$144,766
0	3,582,601	4,510,594	3,312,274	0	696,283
(523,652)	(276,501)	1,945,534	(213,330)	(311,496)	(55,036)
4,933,739	(12,126,735)	14,606,965	(18,534,241)	2,617,294	(6,917,244)

4,599,744	(8,609,324)	21,125,802	(15,388,769)	2,519,494	(6,131,231)

561,747	822,145	458,862	614,619	1,031,599	1,133,504
(198,354)	(258,980)	(581,594)	(471,471)	(175,015)	(205,174)
303,630	295,237	676,469	375,307	238,214	193,428
(568,530)	(670,561)	(791,330)	(950,345)	(558,217)	(590,865)
(174,480)	(621,945)	2,110,886	(569,105)	(175,982)	86,075
(382,432)	(393,426)	(425,809)	(415,209)	(422,776)	(475,883)

(458,419)	(827,530)	1,447,484	(1,416,204)	(62,177)	141,085

4,141,325	(9,436,854)	22,573,286	(16,804,973)	2,457,317	(5,990,146)

11,448,505	20,885,359	12,394,489	29,199,462	8,089,928	14,080,074

$15,589,830	$11,448,505	$34,967,775	$12,394,489	$10,547,245	$8,089,928

2,509,751	2,604,902	1,228,831	1,347,323	5,944,437	5,755,497

209,731	191,918	1,785,606	190,827	1,213,974	1,143,852
(278,609)	(287,069)	(1,044,006)	(309,319)	(1,115,430)	(954,912)

2,440,873	2,509,751	1,970,431	1,228,831	6,042,981	5,944,437

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Government Income Portfolio		Prudential Jennison Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$84,811	$100,538	$28,330	$209
Capital gains distributions received	12,104	0	0	0
Realized gain (loss) on shares redeemed	(9,901)	(25,054)	(407,060)	(183,179)
Net change in unrealized gain (loss) on investments	144,090	28,827	6,604,430	(8,618,403)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,104	104,311	6,225,700	(8,801,373)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,027	239,572	2,087,878	2,593,809
Policy loans	(97,653)	(117,355)	(420,864)	(487,361)
Policy loan repayments and interest	142,698	89,799	463,054	443,344
Surrenders, withdrawals and death benefits	(285,175)	(157,279)	(1,064,224)	(1,121,280)
Net transfers between other subaccounts or fixed rate option	64,165	458,935	(307,288)	(233,656)
Withdrawal and other charges	(110,079)	(91,603)	(928,191)	(984,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(155,017)	422,069	(169,635)	210,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,087	526,380	6,056,065	(8,591,182)

NET ASSETS
Beginning of period	3,385,241	2,858,861	14,762,850	23,354,032

End of period	$3,461,328	$3,385,241	$20,818,915	$14,762,850

Beginning units	1,016,650	890,170	11,181,004	10,785,071

Units issued	227,658	349,688	2,219,825	2,167,593
Units redeemed	(273,438)	(223,208)	(2,028,165)	(1,771,660)

Ending units	970,870	1,016,650	11,372,664	11,181,004

The accompanying notes are an integral part of these financial statements.
A20

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Janus Portfolio - Institutional Shares

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$88,223	$50,844	$6,258	$5,053	$(555)	$(65)
706,804	1,422,037	0	14,872	0	0
(387,533)	(210,695)	(4,652)	(1,608)	(2,109)	(498)
1,236,153	(4,595,854)	120,592	(222,825)	81,342	(137,858)

1,643,647	(3,333,668)	122,198	(204,508)	78,678	(138,421)

380,368	438,428	30,141	31,228	24,324	27,545
(108,936)	(157,848)	0	0	0	0
206,211	262,987	0	0	0	0
(440,236)	(456,719)	0	0	0	0
(230,331)	(313,602)	0	0	0	0
(225,895)	(235,735)	(8,284)	(7,812)	(6,365)	(5,454)

(418,819)	(462,489)	21,857	23,416	17,959	22,091

1,224,828	(3,796,157)	144,055	(181,092)	96,637	(116,330)

7,033,387	10,829,544	241,382	422,474	211,859	328,189

$8,258,215	$7,033,387	$385,437	$241,382	$308,496	$211,859

2,629,926	2,777,319	386,308	342,697	429,047	397,986

289,004	303,120	33,827	51,782	43,267	39,350
(440,784)	(450,513)	(10,862)	(8,171)	(11,549)	(8,289)

2,478,146	2,629,926	409,273	386,308	460,765	429,047

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	MFS VIT Growth Series – Initial Class		American Century VP Value Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(343)	$(426)	$8,827	$2,861
Capital gains distributions received	0	0	0	24,797
Realized gain (loss) on shares redeemed	(89)	64	(2,912)	(1,172)
Net change in unrealized gain (loss) on investments	19,140	(28,242)	30,930	(91,819)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,708	(28,604)	36,845	(65,333)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,527	10,844	20,329	22,269
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	2,730	2,903	2,873	8,928
Withdrawal and other charges	(501)	(481)	(4,189)	(3,302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,756	13,266	19,013	27,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,464	(15,338)	55,858	(37,438)

NET ASSETS
Beginning of period	49,289	64,627	179,649	217,087

End of period	$72,753	$49,289	$235,507	$179,649

Beginning units	110,496	89,870	127,663	111,947

Units issued	10,047	21,444	16,197	17,690
Units redeemed	(1,029)	(818)	(2,980)	(1,974)

Ending units	119,514	110,496	140,880	127,663

The accompanying notes are an integral part of these financial statements.
A22

SUBACCOUNTS (Continued)

Franklin Small-Mid Cap Growth Securities Fund		Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(1,292)	$(1,336)	$56,528	$56,471	$55,331	$40,883
0	23,348	0	302,621	0	509,653
(5,045)	(1,395)	(186,145)	(17,407)	(357,335)	(102,957)
70,754	(120,133)	1,389,641	(2,709,895)	1,595,545	(2,151,399)

64,417	(99,516)	1,260,024	(2,368,210)	1,293,541	(1,703,820)

24,098	24,691	926,728	1,123,203	1,156,627	1,349,270
0	0	(109,697)	(91,688)	(140,906)	(114,661)
0	0	15,170	13,855	19,190	15,771
0	0	(281,611)	(109,340)	(271,370)	(193,463)
(8,520)	6,708	(9,311)	303,773	(103,716)	31,704
(7,978)	(7,183)	(355,937)	(409,025)	(437,921)	(528,425)

7,600	24,216	185,342	830,778	221,904	560,196

72,017	(75,300)	1,445,366	(1,537,432)	1,515,445	(1,143,624)

137,363	212,663	3,811,517	5,348,949	4,088,732	5,232,356

$209,380	$137,363	$5,256,883	$3,811,517	$5,604,177	$4,088,732

255,427	225,470	4,202,337	3,541,867	3,714,104	3,283,909

43,643	40,557	1,118,599	1,166,578	1,227,740	1,178,184
(25,537)	(10,600)	(840,620)	(506,108)	(1,021,076)	(747,989)

273,533	255,427	4,480,316	4,202,337	3,920,768	3,714,104

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio

	01/01/2009 to 12/4/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$189,412	$250,571	$95,376	$115,109
Capital gains distributions received	159,809	0	0	1,541
Realized gain (loss) on shares redeemed	256,001	1,428	(123,744)	(32,984)
Net change in unrealized gain (loss) on investments	134,984	(279,325)	535,895	(487,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	740,206	(27,326)	507,527	(403,574)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,108,581	1,279,949	292,180	417,042
Policy loans	(113,229)	(94,771)	(27,345)	(38,705)
Policy loan repayments and interest	352,828	10,615	89,791	5,536
Surrenders, withdrawals and death benefits	(228,876)	(173,721)	(57,062)	(69,259)
Net transfers between other subaccounts or fixed rate option	(6,665,912)	42,602	(1,896,192)	197,429
Withdrawal and other charges	(512,947)	(555,258)	(149,060)	(186,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,059,555)	509,416	(1,747,688)	325,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,319,349)	482,090	(1,240,161)	(78,267)

NET ASSETS
Beginning of period	5,319,349	4,837,259	1,240,161	1,318,428

End of period	$0	$5,319,349	$0	$1,240,161

Beginning units	3,786,922	3,416,542	1,094,412	864,201

Units issued	1,141,752	1,119,183	384,115	512,644
Units redeemed	(4,928,674)	(748,803)	(1,478,527)	(282,433)

Ending units	0	3,786,922	0	1,094,412

** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A24

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Service Shares		Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$977	$2,666	$(1,107)	$(1,100)	$(5,971)	$(6,808)
0	0	0	33,707	0	649,216
(7,563)	23	(11,685)	(3,161)	(255,768)	(44,316)
223,331	(370,184)	187,914	(250,616)	936,910	(2,090,821)

216,745	(367,495)	175,122	(221,170)	675,171	(1,492,729)

150,906	180,014	112,576	119,717	685,277	793,789
(26,491)	(21,186)	(17,707)	(9,777)	(55,962)	(71,980)
5,467	3,087	1,220	1,273	11,339	12,273
(67,585)	(26,514)	(24,093)	(5,798)	(221,913)	(100,460)
(21,992)	29,608	1,732	53,673	(70,916)	121,388
(43,925)	(56,195)	(47,520)	(49,517)	(242,331)	(307,248)

(3,620)	108,814	26,208	109,571	105,494	447,762

213,125	(258,681)	201,330	(111,599)	780,665	(1,044,967)

580,368	839,049	380,152	491,751	2,153,363	3,198,330

$793,493	$580,368	$581,482	$380,152	$2,934,028	$2,153,363

829,310	719,164	483,210	385,210	3,666,281	3,134,806

205,790	232,429	132,621	160,516	1,073,249	1,107,383
(199,387)	(122,283)	(103,947)	(62,516)	(901,775)	(575,908)

835,713	829,310	511,884	483,210	3,837,755	3,666,281

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/20/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$16,054	$1,671	$74,996	$60,085
Capital gains distributions received	0	629,133	0	111,225
Realized gain (loss) on shares redeemed	(305,920)	(32,349)	(112,218)	(12,982)
Net change in unrealized gain (loss) on investments	1,469,653	(2,211,136)	454,526	(669,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,179,787	(1,612,681)	417,304	(511,584)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	776,491	842,909	506,013	576,827
Policy loans	(71,475)	(65,517)	(33,953)	(56,947)
Policy loan repayments and interest	10,848	8,862	3,388	5,294
Surrenders, withdrawals and death benefits	(307,558)	(86,334)	(105,594)	(121,708)
Net transfers between other subaccounts or fixed rate option	(164,396)	143,955	(2,660,952)	125,039
Withdrawal and other charges	(306,246)	(366,508)	(201,116)	(255,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(62,336)	477,367	(2,492,214)	273,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,117,451	(1,135,314)	(2,074,910)	(238,260)

NET ASSETS
Beginning of period	2,933,699	4,069,013	2,074,910	2,313,170

End of period	$4,051,150	$2,933,699	$0	$2,074,910

Beginning units	2,876,067	2,541,305	1,777,908	1,575,776

Units issued	815,413	816,761	463,275	564,431
Units redeemed	(882,021)	(481,999)	(2,241,183)	(362,299)

Ending units	2,809,459	2,876,067	0	1,777,908

** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A26

SUBACCOUNTS (Continued)

Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio

01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

$214,543	$170,852	$305,038	$244,161	$56,778	$44,274
61,271	578,032	220,115	1,630,974	0	555,090
(978,897)	(61,527)	(781,356)	(227,598)	(1,418,625)	(90,227)
2,306,629	(3,297,836)	4,103,790	(8,893,828)	2,519,932	(3,311,909)

1,603,546	(2,610,479)	3,847,587	(7,246,291)	1,158,085	(2,802,772)

2,176,059	2,727,849	5,845,577	6,207,776	1,622,688	2,087,471
(255,133)	(202,954)	(402,245)	(324,697)	(67,467)	(78,396)
22,695	21,942	26,426	19,213	13,171	14,342
(245,035)	(370,417)	(1,209,869)	(692,065)	(338,805)	(135,138)
(9,179,441)	(67,390)	(86,891)	163,527	(5,736,117)	(136,929)
(994,026)	(1,272,271)	(2,521,628)	(2,809,106)	(774,952)	(989,581)

(8,474,881)	836,759	1,651,370	2,564,648	(5,281,482)	761,769

(6,871,335)	(1,773,720)	5,498,957	(4,681,643)	(4,123,397)	(2,041,003)

6,871,335	8,645,055	13,644,703	18,326,346	4,123,397	6,164,400

$0	$6,871,335	$19,143,660	$13,644,703	$0	$4,123,397

6,406,824	5,738,149	13,955,777	11,908,002	4,613,336	3,990,729

2,138,960	2,315,002	5,764,066	5,286,700	1,776,240	1,782,817
(8,545,784)	(1,646,327)	(4,178,118)	(3,238,925)	(6,389,576)	(1,160,210)

0	6,406,824	15,541,725	13,955,777	0	4,613,336

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$31,515	$24,960	$60,671	$63,087
Capital gains distributions received	0	373,923	0	411,672
Realized gain (loss) on shares redeemed	(185,692)	(59,546)	(287,913)	(91,271)
Net change in unrealized gain (loss) on investments	708,619	(1,569,977)	842,843	(1,827,182)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	554,442	(1,230,640)	615,601	(1,443,694)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	463,272	514,066	540,502	626,826
Policy loans	(34,369)	(41,966)	(37,071)	(48,565)
Policy loan repayments and interest	7,085	5,385	7,604	4,920
Surrenders, withdrawals and death benefits	(59,646)	(53,342)	(194,924)	(74,973)
Net transfers between other subaccounts or fixed rate option	43,867	298,795	(6,546)	168,527
Withdrawal and other charges	(174,917)	(206,491)	(200,573)	(251,380)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	245,292	516,447	108,992	425,355

TOTAL INCREASE (DECREASE) IN NET ASSETS	799,734	(714,193)	724,593	(1,018,339)

NET ASSETS
Beginning of period	1,333,870	2,048,063	1,917,154	2,935,493

End of period	$2,133,604	$1,333,870	$2,641,747	$1,917,154

Beginning units	1,420,338	1,080,379	1,896,755	1,633,430

Units issued	653,243	659,454	615,196	755,370
Units redeemed	(418,736)	(319,495)	(538,408)	(492,045)

Ending units	1,654,845	1,420,338	1,973,543	1,896,755

The accompanying notes are an integral part of these financial statements.
A28

SUBACCOUNTS (Continued)

Janus Aspen Overseas Portfolio – Service Shares		Goldman Sachs Structured Small Cap Equity Fund		AIM V.I. Technology Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$295	$77	$275	$137	$(69)	$(88)
1,760	1,226	0	47	0	0
7,495	(995)	(541)	(326)	(799)	(306)
32,235	(10,389)	7,416	(10,038)	16,669	(24,237)

41,785	(10,081)	7,150	(10,180)	15,801	(24,631)

36,065	11,590	4,459	4,324	1	0
0	0	0	0	0	0
3	0	0	0	0	0
(5,000)	0	0	0	(1)	(1)
111,553	19,952	0	0	0	0
(19,284)	(2,824)	(699)	(680)	(3,255)	(3,004)

123,337	28,718	3,760	3,644	(3,255)	(3,005)

165,122	18,637	10,910	(6,536)	12,546	(27,636)

18,637	0	20,654	27,190	29,381	57,017

$183,759	$18,637	$31,564	$20,654	$41,927	$29,381

3,962	0	21,664	18,777	158,954	170,843

27,126	4,508	5,043	3,433	0	0
(9,251)	(546)	(723)	(546)	(14,577)	(11,889)

21,837	3,962	25,984	21,664	144,377	158,954

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	M Large Cap Growth Fund		M Financial Brandes International Equity Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$659	$20	$445	$3,009
Capital gains distributions received	0	2,667	0	6,908
Realized gain (loss) on shares redeemed	(26,081)	(1,996)	(24,047)	(2,344)
Net change in unrealized gain (loss) on investments	52,059	(64,082)	43,326	(43,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,637	(63,391)	19,724	(36,190)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,650	46,138	19,466	38,862
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(91,393)	3,884	(70,114)	1,554
Withdrawal and other charges	(14,233)	(15,865)	(13,503)	(14,027)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(86,976)	34,157	(64,151)	26,389

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,339)	(29,234)	(44,427)	(9,801)

NET ASSETS
Beginning of period	76,335	105,569	63,810	73,611

End of period	$15,996	$76,335	$19,383	$63,810

Beginning units	8,590	6,062	5,387	3,738

Units issued	2,219	3,738	1,807	2,534
Units redeemed	(9,499)	(1,210)	(5,888)	(885)

Ending units	1,310	8,590	1,306	5,387

The accompanying notes are an integral part of these financial statements.
A30

SUBACCOUNTS (Continued)

M Financial Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio		AST UBS Dynamic Alpha Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$192	$5	$2,304	$2,432	$320	$22
0	365	0	28,473	3,051	553
(2,839)	(1,748)	(36,648)	(31,694)	(668)	(553)
6,700	(5,728)	60,660	(29,858)	6,201	(4,424)

4,053	(7,106)	26,316	(30,647)	8,904	(4,402)

12,548	12,059	66,639	55,540	29,614	16,259
0	0	(343)	(7,152)	0	0
0	0	266	215	0	0
0	0	(258)	(5,515)	(14)	0
1,738	3,884	10,771	21,168	628	22,476
(10,402)	(9,717)	(34,822)	(28,173)	(18,606)	(11,531)

3,884	6,226	42,253	36,083	11,622	27,204

7,937	(880)	68,569	5,436	20,526	22,802

13,498	14,378	58,358	52,922	31,962	9,160

$21,435	$13,498	$126,927	$58,358	$52,488	$31,962

1,245	869	7,562	4,450	3,277	773

1,251	1,060	16,628	9,358	2,963	3,709
(908)	(684)	(11,711)	(6,246)	(1,826)	(1,205)

1,588	1,245	12,479	7,562	4,414	3,277

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$889	$1,776	$(22)	$(27)
Capital gains distributions received	0	11,733	0	0
Realized gain (loss) on shares redeemed	(10,397)	(8,166)	(1,027)	(2,606)
Net change in unrealized gain (loss) on investments	34,478	(42,641)	6,991	(5,057)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,970	(37,298)	5,942	(7,690)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	93,605	95,308	19,711	17,291
Policy loans	(342)	(11)	0	0
Policy loan repayments and interest	0	32	0	0
Surrenders, withdrawals and death benefits	(3,088)	(4,235)	(82)	(1)
Net transfers between other subaccounts or fixed rate option	3,724	9,348	4,273	11,595
Withdrawal and other charges	(46,557)	(49,817)	(9,986)	(11,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,342	50,625	13,916	17,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,312	13,327	19,858	9,806

NET ASSETS
Beginning of period	85,232	71,905	13,204	3,398

End of period	$157,544	$85,232	$33,062	$13,204

Beginning units	10,329	5,458	1,677	248

Units issued	12,014	10,209	3,050	7,432
Units redeemed	(6,183)	(5,338)	(1,297)	(6,003)

Ending units	16,160	10,329	3,430	1,677

The accompanying notes are an integral part of these financial statements.
A32

SUBACCOUNTS (Continued)

AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$29	$(20)	$2,363	$1,151	$(122)	$(70)
0	3,927	0	12,168	0	12,852
(3,437)	(3,251)	(9,460)	(13,624)	(2,406)	(25,107)
12,526	(12,644)	49,877	(34,548)	61,522	(40,045)

9,118	(11,988)	42,780	(34,853)	58,994	(52,370)

27,744	31,225	105,816	109,361	50,626	44,828
(34)	(1,717)	(1,216)	(8,262)	0	0
0	10	202	173	0	0
(1,549)	(1,371)	(3,448)	(5,553)	(4,377)	(293)
(785)	3,136	6,359	17,457	23,127	84,534
(14,866)	(13,197)	(59,863)	(61,011)	(34,450)	(29,430)

10,510	18,086	47,850	52,165	34,926	99,639

19,628	6,098	90,630	17,312	93,920	47,269

23,065	16,967	108,281	90,969	73,745	26,476

$42,693	$23,065	$198,911	$108,281	$167,665	$73,745

2,981	1,225	12,842	7,575	9,297	1,974

3,361	3,304	13,474	18,198	8,152	14,690
(2,179)	(1,548)	(7,723)	(12,931)	(3,980)	(7,367)

4,163	2,981	18,593	12,842	13,469	9,297

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$3,545	$1,434	$19	$34
Capital gains distributions received	0	24,508	0	0
Realized gain (loss) on shares redeemed	(32,610)	(10,423)	(1,840)	(734)
Net change in unrealized gain (loss) on investments	183,371	(286,870)	9,178	(8,863)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,306	(271,351)	7,357	(9,563)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	219,492	169,537	30,917	22,706
Policy loans	(11,610)	(15,308)	(59)	(13)
Policy loan repayments and interest	1,720	723	0	34
Surrenders, withdrawals and death benefits	(31,878)	(14,040)	(332)	(2,779)
Net transfers between other subaccounts or fixed rate option	2,579	592,314	3,611	8,387
Withdrawal and other charges	(92,277)	(77,260)	(18,178)	(14,287)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	88,026	655,966	15,959	14,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,332	384,615	23,316	4,485

NET ASSETS
Beginning of period	444,320	59,705	21,401	16,916

End of period	$686,652	$444,320	$44,717	$21,401

Beginning units	68,796	4,518	2,521	1,268

Units issued	32,586	76,583	3,853	2,966
Units redeemed	(20,320)	(12,305)	(2,132)	(1,713)

Ending units	81,062	68,796	4,242	2,521

The accompanying notes are an integral part of these financial statements.
A34

SUBACCOUNTS (Continued)

AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(22)	$(39)	$2,575	$1,988	$4,781	$1,330
0	0	3,614	0	110,649	24,802
(2,485)	(500)	(1,268)	(52)	(37,470)	(11,874)
8,164	(19,775)	415	(1,633)	72,626	(200,562)

5,657	(20,314)	5,336	303	150,586	(186,304)

2,389	0	61,175	15,992	289,348	261,349
(2)	(6)	(159)	0	(652)	(7,000)
0	0	0	0	621	311
(61)	(2,077)	(243)	(3,680)	(13,078)	(14,016)
(2,613)	(4,766)	(35,300)	9,605	(3,382)	74,012
(4,666)	(11,821)	(15,807)	(9,628)	(151,969)	(143,937)

(4,953)	(18,670)	9,666	12,289	120,888	170,719

704	(38,984)	15,002	12,592	271,474	(15,585)

22,375	61,359	44,562	31,970	227,318	242,903

$23,079	$22,375	$59,564	$44,562	$498,792	$227,318

2,590	4,032	3,959	2,869	25,334	13,526

237	0	10,618	2,316	29,205	24,507
(766)	(1,442)	(9,772)	(1,226)	(17,282)	(12,699)

2,061	2,590	4,805	3,959	37,257	25,334

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$659	$327	$6,405	$2,473
Capital gains distributions received	0	6,923	0	0
Realized gain (loss) on shares redeemed	(4,989)	(3,533)	(9,271)	(5,015)
Net change in unrealized gain (loss) on investments	14,847	(16,003)	55,490	(57,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,517	(12,286)	52,624	(60,066)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,945	26,746	120,647	129,651
Policy loans	(2)	(386)	(1,403)	(907)
Policy loan repayments and interest	2	30	4	65
Surrenders, withdrawals and death benefits	(1,165)	(2,182)	(2,935)	(8,548)
Net transfers between other subaccounts or fixed rate option	2,112	2,622	1,131	17,275
Withdrawal and other charges	(15,695)	(14,923)	(66,546)	(69,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,197	11,907	50,898	68,008

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,714	(379)	103,522	7,942

NET ASSETS
Beginning of period	28,925	29,304	112,209	104,267

End of period	$48,639	$28,925	$215,731	$112,209

Beginning units	3,076	2,055	13,472	7,331

Units issued	3,140	2,495	13,713	13,367
Units redeemed	(2,279)	(1,474)	(8,105)	(7,226)

Ending units	3,937	3,076	19,080	13,472

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A36

SUBACCOUNTS (Continued)

AST T. Rowe Price Global Bond Portfolio		M Financial Frontier Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$5,457	$2,464	$5	$0	$643	$(1)
3,766	1,554	0	185	0	0
(5,012)	(265)	(1,381)	(1,120)	4,545	(53)
1,605	(5,626)	5,367	(3,215)	4,565	(377)

5,816	(1,873)	3,991	(4,150)	9,753	(431)

113,411	45,610	8,962	8,614	4,932	761
(106)	(1,816)	0	0	0	0
0	0	0	0	0	0
(2,858)	(4,471)	0	0	0	0
(63,551)	3,617	994	0	16,910	2,430
(30,947)	(36,143)	(5,489)	(4,994)	(3,113)	(478)

15,949	6,797	4,467	3,620	18,729	2,713

21,765	4,924	8,458	(530)	28,482	2,282

56,977	52,053	5,579	6,109	2,282	0

$78,742	$56,977	$14,037	$5,579	$30,764	$2,282

5,055	4,501	568	361	297	0

19,460	4,569	940	558	7,346	358
(18,278)	(4,015)	(546)	(351)	(4,561)	(61)

6,237	5,055	962	568	3,082	297

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$43,963	$26,904	$(1,801)	$(1,598)
Capital gains distributions received	0	110,134	0	0
Realized gain (loss) on shares redeemed	(165,206)	(53,522)	(23,908)	(9,903)
Net change in unrealized gain (loss) on investments	451,773	(1,017,593)	330,861	(356,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	330,530	(934,077)	305,152	(367,956)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	510,233	399,428	244,244	186,194
Policy loans	(33,299)	(35,536)	(17,939)	(13,823)
Policy loan repayments and interest	5,962	3,233	2,785	4,156
Surrenders, withdrawals and death benefits	(108,822)	(49,123)	(38,103)	(15,899)
Net transfers between other subaccounts or fixed rate option	(27,275)	2,282,872	24,292	1,083,300
Withdrawal and other charges	(200,764)	(154,724)	(93,880)	(66,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	146,035	2,446,150	121,399	1,177,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,565	1,512,073	426,551	809,798

NET ASSETS
Beginning of period	1,512,073	0	809,798	0

End of period	$1,988,638	$1,512,073	$1,236,349	$809,798

Beginning units	245,292	0	118,843	0

Units issued	102,309	286,296	39,036	131,933
Units redeemed	(76,910)	(41,004)	(22,061)	(13,090)

Ending units	270,691	245,292	135,818	118,843

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A38

SUBACCOUNTS (Continued)

The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$2	$0	$509	$(10)	$13	$0
0	0	0	0	0	0
19	(206)	4,008	(1,195)	74	(6)
131	0	59,968	(6,737)	450	15

152	(206)	64,485	(7,942)	537	9

485	17	85,560	32,115	2,468	432
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(3,078)	0	0	0
258	231	75,815	23,867	1,720	34
(174)	(34)	(47,216)	(8,091)	(1,164)	(140)

569	214	111,081	47,891	3,024	326

721	8	175,566	39,949	3,561	335

8	0	39,949	0	335	0

$729	$8	$215,515	$39,949	$3,896	$335

1	0	6,512	0	52	0

100	416	22,898	7,783	546	73
(22)	(415)	(7,129)	(1,271)	(156)	(21)

79	1	22,281	6,512	442	52

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class		Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares

	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$1,459	$(4)	$24	$0
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(82)	(402)	17	(147)
Net change in unrealized gain (loss) on investments	11,187	(3,476)	198	(4)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,564	(3,882)	239	(151)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,406	8,977	788	1,020
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1,097)	0	0	0
Net transfers between other subaccounts or fixed rate option	19,713	9,251	1,158	(643)
Withdrawal and other charges	(8,490)	(1,839)	(517)	(60)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,532	16,389	1,429	317

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,096	12,507	1,668	166

NET ASSETS
Beginning of period	12,507	0	166	0

End of period	$55,603	$12,507	$1,834	$166

Beginning units	1,956	0	26	0

Units issued	5,933	2,227	268	274
Units redeemed	(1,356)	(271)	(72)	(248)

Ending units	6,533	1,956	222	26

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A40

SUBACCOUNTS (Continued)

AST T. Rowe Price Large-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	12/4/2009* to 12/31/2009	11/13/2009* to 12/31/2009	11/13/2009* to 12/31/2009	11/20/2009* to 12/31/2009

$(2,482)	$(423)	$(1,303)	$(1,488)	$(2,910)	$(910)
0	0	0	0	0	0
(54,352)	(13,154)	(68)	299	534	119
460,572	(439,569)	(17,478)	78,631	73,701	9,751

403,738	(453,146)	(18,849)	77,442	71,325	8,960

229,675	151,465	68,785	217,853	330,616	50,081
(38,167)	(30,839)	(8,955)	(6,559)	(40,662)	(5,393)
5,280	1,728	810	1,313	5,084	479
(98,096)	(8,574)	(22,205)	(15,088)	(64,378)	(5,086)

41,649	1,169,574	7,266,204	5,312,263	9,206,880	2,678,822
(96,827)	(65,813)	(32,627)	(100,210)	(136,966)	(24,269)

43,514	1,217,541	7,272,012	5,409,572	9,300,574	2,694,634

447,252	764,395	7,253,163	5,487,014	9,371,899	2,703,594

764,395	0	0	0	0	0

$1,211,647	$764,395	$7,253,163	$5,487,014	$9,371,899	$2,703,594

121,701	0	0	0	0	0

38,104	135,070	738,083	548,748	954,235	273,987
(33,692)	(13,369)	(8,287)	(11,954)	(28,957)	(4,286)

126,113	121,701	729,796	536,794	925,278	269,701

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

SUBACCOUNTS

Dreyfus MidCap Stock Portfolio – Service Shares

01/01/2009 to 12/31/2009

OPERATIONS
Net investment income (loss)	$86
Capital gains distributions received	0
Realized gain (loss) on shares redeemed	113
Net change in unrealized gain (loss) on investments	3,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,037

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,302
Policy loans	0
Policy loan repayments and interest	0
Surrenders, withdrawals and death benefits	0
Net transfers between other subaccounts or fixed rate option	7,689
Withdrawal and other charges	(425)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,566

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,603

NET ASSETS
Beginning of period	0

End of period	$12,603

Beginning units	0

Units issued	1,621
Units redeemed	(89)

Ending units	1,532

The accompanying notes are an integral part of these financial statements.
A42

NOTES TO FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

December 31, 2009

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”), effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and effective July 20, 2009 Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are eighty-two subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund	Advanced Series Trust	AST Balanced Asset Allocation

Money Market Portfolio	AST Cohen & Steers Realty	Portfolio
Diversified Bond Portfolio	Portfolio	AST Preservation Asset
Equity Portfolio	AST UBS Dynamic Alpha Portfolio	Allocation Portfolio
Flexible Managed Portfolio	AST DeAm Large-Cap Value	AST First Trust Balanced Target
Conservative Balanced Portfolio	Portfolio	Portfolio
High Yield Bond Portfolio	AST Neuberger Berman Small-Cap	AST First Trust Capital
Stock Index Portfolio	Growth Portfolio	Appreciation Target Portfolio
Value Portfolio	AST Federated Aggressive Growth	AST Advanced Strategies
Natural Resources Portfolio	Portfolio	Portfolio
Global Portfolio	AST Small-Cap Value Portfolio	AST CLS Growth Asset
Government Income Portfolio	AST Goldman Sachs Mid-Cap	Allocation Portfolio
Jennison Portfolio	Growth Portfolio	AST CLS Moderate Asset
Small Capitalization Stock Portfolio	AST Marsico Capital Growth	Allocation Portfolio
SP Davis Value Portfolio	Portfolio	AST Schroders Multi Asset
SP Small Cap Value Portfolio	AST MFS Growth Portfolio	World Strategies Portfolio
SP PIMCO Total Return Portfolio	AST Neuberger Berman Mid-Cap	AST PIMCO Total Return Bond
SP PIMCO High Yield Portfolio	Growth Portfolio	Portfolio
SP Strategic Partners Focused Growth	AST PIMCO Limited Maturity Bond	AST T. Rowe Price Asset
Portfolio	Portfolio	Allocation Portfolio
SP Mid Cap Growth Portfolio	AST T.Rowe Price Natural
SP Prudential U.S. Emerging Growth	Resources Portfolio	AIM Variable Insurance

Portfolio	AST MFS Global Equity Portfolio	Technology Fund
SP Conservative Asset Allocation Portfolio	AST JPMorgan International Equity	Utilities Fund
SP Balanced Asset Allocation Portfolio	Portfolio
SP Growth Asset Allocation Portfolio	AST T.Rowe Price Global Bond	American Century Variable

SP Aggressive Growth Asset Allocation	Portfolio	Portfolios

Portfolio	AST Large-Cap Value Portfolio	VP Value Fund
SP International Growth Portfolio	AST Small-Cap Growth Portfolio	VP Mid Cap Value Fund
SP International Value Portfolio	AST T. Rowe Price Large-Cap	VP Income & Growth Fund
Jennison 20/20 Focus Portfolio	Growth Portfolio
AST Aggressive Asset Allocation
Portfolio

A43

Note 1:	General (Continued)

Dreyfus Funds	Overseas Portfolio - Service Shares	Oppenheimer Funds

Socially Responsible Growth	Janus Portfolio - Institutional	Midcap Fund/VA
Fund - Service Shares	Shares
MidCap Stock Portfolio - Initial Shares	Balanced Portfolio - Service Shares	T. Rowe Price

Developing Leaders Portfolio	Enterprise Portfolio - Service	International Stock Portfolio
MidCap Stock Portfolio - Service Shares	Shares
JP Morgan

Franklin Templeton Funds	M Financial Funds	Insurance Trust Intrepid

Small-Mid Cap Growth Securities Fund	Brandes International Equity Fund	Mid Cap Portfolio - Class 1
	Business Opportunity Value Fund	Shares
Goldman Sachs Funds	Frontier Capital Appreciation Fund

Structured Small Cap Equity Fund	M Large Cap Growth Fund	Neuberger Berman

AMT Socially Responsive
Janus Aspen Series	MFS Variable Insurance Trust	Portfolio - Service Shares

Janus Portfolio - Service Shares	Utilities Series - Initial Class
Growth Series - Initial Class

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

At December 31, 2009 and 2008 there were no balances or transactions for the periods then ended pertaining to the Janus Aspen Enterprise Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Dreyfus MidCap Stock Portfolio - Initial Shares, Dreyfus Developing Leaders Portfolio - Initial Shares, AIM V.I. Utilities Fund, Oppenheimer MidCap Fund/VA, American Century VP Income & Growth Fund, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST Schroders Multi-Asset World Strategies Portfolio, and AST T. Rowe Price Asset Allocation Portfolio.

At December 31, 2008 there were no balances or transactions for the period then ended to the Dreyfus MidCap Stock Portfolio - Service Shares.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

November 13, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

Shares	760,731	657,981
Value	$6.98	$8.07
Net assets before merger	$5,309,905	$0
Net assets after merger	$0	$5,309,905

November 13, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

Shares	1,009,849	934,365
Value	$9.16	$9.90
Net assets before merger	$9,250,217	$0
Net assets after merger	$0	$9,250,217

	Prudential SP PIMCO High Yield Portfolio	Prudential High Yield Bond Portfolio

Shares	223,436	119,181,401
Value	$8.73	$4.76
Net assets before merger	$1,950,597	$565,352,870
Net assets after merger	$0	$567,303,467

A44

Note 1:	General (Continued)

November 20, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Shares	260,483	248,356
Value	$10.24	$10.74
Net assets before merger	$2,667,346	$0
Net assets after merger	$0	$2,667,346

December 4, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP PIMCO Total Return Portfolio	AST PIMCO Total Return Bond Portfolio

Shares	574,661	577,111
Value	$11.78	$11.73
Net assets before merger	$6,769,506	$0
Net assets after merger	$0	$6,769,506

Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification™ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account’s financial statements.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A45

Note 3:                      Fair Value

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009 are presented.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A46

Note 5:                      Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$124,115,606	$(149,960,935)
Prudential Diversified Bond Portfolio	$85,707,142	$(8,216,260)
Prudential Equity Portfolio	$1,397,983	$(8,426,891)
Prudential Flexible Managed Portfolio	$1,046,477	$(10,793,794)
Prudential Conservative Balanced Portfolio	$875,809	$(5,165,455)
Prudential High Yield Bond Portfolio	$2,624,323	$(7,932,975)
Prudential Stock Index Portfolio	$2,282,597	$(13,007,827)
Prudential Value Portfolio	$248,553	$(785,219)
Prudential Natural Resources Portfolio	$16,800,068	$(15,563,018)
Prudential Global Portfolio	$794,886	$(903,653)
Prudential Government Income Portfolio	$472,822	$(648,158)
Prudential Jennison Portfolio	$1,200,816	$(1,457,814)
Prudential Small Capitalization Stock Portfolio	$227,080	$(687,914)
T. Rowe Price International Stock Portfolio	$29,708	$(10,186)
Janus Aspen Janus Portfolio - Institutional Shares	$23,894	$(7,847)
MFS VIT Growth Series - Initial Class	$5,060	$(823)
American Century VP Value Fund	$22,814	$(5,524)
Franklin Small-Mid Cap Growth Securities Fund	$23,836	$(17,528)
Prudential SP Davis Value Portfolio	$715,864	$(543,473)
Prudential SP Small Cap Value Portfolio	$872,553	$(661,953)
Prudential SP PIMCO Total Return Portfolio	$1,223,043	$(7,296,850)
Prudential SP PIMCO High Yield Portfolio	$392,612	$(2,143,929)
Janus Aspen Janus Portfolio - Service Shares	$116,940	$(122,243)
Prudential SP Strategic Partners Focused Growth Portfolio	$95,384	$(70,283)
Prudential SP Mid Cap Growth Portfolio	$485,953	$(386,430)
SP Prudential U.S. Emerging Growth Portfolio	$729,927	$(800,867)
Prudential SP Conservative Asset Allocation Portfolio	$399,454	$(2,897,809)
Prudential SP Balanced Asset Allocation Portfolio	$1,542,115	$(10,033,144)
Prudential SP Growth Asset Allocation Portfolio	$3,781,510	$(2,161,673)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,142,557	$(6,432,207)
Prudential SP International Growth Portfolio	$511,148	$(271,105)
Prudential SP International Value Portfolio	$511,592	$(409,795)
Janus Aspen Overseas Portfolio - Service Shares	$184,409	$(61,145)
Goldman Sachs Structured Small Cap Equity Fund	$4,457	$(747)
AIM V.I. Technology Fund	$0	$(3,324)
M Large Cap Growth Fund	$19,182	$(106,159)
M Financial Brandes International Equity Fund	$20,140	$(84,290)
M Financial Business Opportunity Value Fund	$14,286	$(10,402)
AST Cohen & Steers Realty Portfolio	$100,174	$(58,012)
AST UBS Dynamic Alpha Portfolio	$21,361	$(9,781)
AST DeAm Large-Cap Value Portfolio	$73,183	$(25,954)
AST Neuberger Berman Small-Cap Growth Portfolio	$20,214	$(6,320)
AST Federated Aggressive Growth Portfolio	$20,918	$(10,439)
AST Small-Cap Value Portfolio	$79,074	$(31,371)

A47

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

AST Goldman Sachs Mid-Cap Growth Portfolio	$60,689	$(25,885)
AST Marsico Capital Growth Portfolio	$169,488	$(82,692)
AST MFS Growth Portfolio	$27,971	$(12,042)
AST Neuberger Berman Mid-Cap Growth Portfolio	$2,213	$(7,189)
AST PIMCO Limited Maturity Bond Portfolio	$122,412	$(112,819)
AST T. Rowe Price Natural Resources Portfolio	$212,027	$(91,503)
AST MFS Global Equity Portfolio	$26,759	$(17,597)
AST JPMorgan International Equity Portfolio	$87,512	$(36,770)
AST T. Rowe Price Global Bond Portfolio	$232,240	$(216,401)
M Financial Frontier Capital Appreciation Fund	$10,704	$(6,236)
American Century VP Mid Cap Value Fund - Class 1 Shares	$60,371	$(41,664)
AST Large-Cap Value Portfolio	$435,291	$(292,971)
AST Small-Cap Growth Portfolio	$211,280	$(92,161)
The Dreyfus Socially Responsible Growth Fund - Service Shares	$713	$(144)
Prudential Jennison 20/20 Focus Portfolio	$146,250	$(35,299)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	$3,912	$(889)
MFS VIT Utilities Series - Initial Class	$36,780	$(6,284)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares	$1,796	$(368)
AST T. Rowe Price Large-Cap Growth Portfolio	$210,608	$(169,577)
AST PIMCO Total Return Bond Portfolio	$7,346,905	$(76,195)
AST Aggressive Asset Allocation Portfolio	$5,464,365	$(56,282)
AST Balanced Asset Allocation Portfolio	$9,455,404	$(157,740)
AST Preservation Asset Allocation Portfolio	$2,721,610	$(27,886)
Dreyfus MidCap Stock Portfolio - Service Shares	$9,119	$(562)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

A48

Note 6:                      Related Party Transactions (Continued)

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential Money Market Portfolio

December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00% to 0.90%	–0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00% to 0.90%	1.71%	to	2.65%
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00% to 0.90%	4.14%	to	5.06%
December 31, 2006	111,117	$1.08287	to	$10.89271	$139,285	4.68%	0.00% to 0.90%	3.83%	to	4.75%
December 31, 2005	83,328	$1.03506	to	$10.39889	$100,667	2.89%	0.00% to 0.90%	1.99%	to	2.90%

	Prudential Diversified Bond Portfolio

December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00% to 0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00% to 0.90%	–4.31%	to	–3.46%
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00% to 0.90%	4.76%	to	5.71%
December 31, 2006	8,847	$1.15836	to	$4.45385	$29,326	4.87%	0.10% to 0.90%	4.06%	to	4.90%
December 31, 2005	9,277	$1.10424	to	$4.26564	$30,892	5.11%	0.10% to 0.90%	2.37%	to	3.19%

	Prudential Equity Portfolio

December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10% to 0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10% to 0.90%	–38.71%	to	–38.22%
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10% to 0.90%	8.34%	to	9.21%
December 31, 2006	21,524	$1.26076	to	$10.06310	$174,312	1.11%	0.10% to 0.90%	11.57%	to	12.45%
December 31, 2005	21,752	$1.13004	to	$8.99307	$160,692	1.00%	0.10% to 0.90%	10.48%	to	11.36%

	Prudential Flexible Managed Portfolio

December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60% to 0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41% to 0.90%	–25.49%	to	–25.09%
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60% to 0.90%	5.41%	to	5.96%
December 31, 2006	39,879	$1.23882	to	$6.45962	$246,656	1.96%	0.60% to 0.90%	11.17%	to	11.75%
December 31, 2005	41,016	$1.11430	to	$5.78058	$227,374	1.92%	0.41% to 0.90%	3.23%	to	3.78%

	Prudential Conservative Balanced Portfolio

December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60% to 0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46% to 0.90%	–22.11%	to	–21.72%
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60% to 0.90%	5.17%	to	5.68%
December 31, 2006	23,625	$1.23522	to	$5.22999	$116,736	2.52%	0.60% to 0.90%	9.45%	to	9.97%
December 31, 2005	24,270	$1.12857	to	$4.75604	$109,180	2.32%	0.47% to 0.90%	2.51%	to	3.00%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential High Yield Bond Portfolio

December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00% to 0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00% to 0.90%	–22.97%	to	–22.28%
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00% to 0.90%	1.69%	to	2.62%
December 31, 2006	246,405	$1.28200	to	$3.48462	$518,397	7.86%	0.10% to 0.90%	9.30%	to	10.17%
December 31, 2005	249,339	$1.16361	to	$3.17938	$479,181	6.94%	0.10% to 0.90%	2.51%	to	3.34%

	Prudential Stock Index Portfolio

December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00% to 0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00% to 0.90%	–37.51%	to	–36.94%
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00% to 0.90%	4.16%	to	5.10%
December 31, 2006	36,649	$1.02498	to	$6.33248	$74,197	1.61%	0.10% to 0.90%	14.52%	to	15.43%
December 31, 2005	40,354	$0.89500	to	$5.51330	$74,064	1.53%	0.10% to 0.90%	3.60%	to	4.43%

	Prudential Value Portfolio

December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20% to 0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20% to 0.90%	–42.81%	to	–42.41%
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20% to 0.90%	2.26%	to	2.98%
December 31, 2006	3,296	$1.79732	to	$8.31279	$25,804	1.61%	0.20% to 0.90%	18.87%	to	19.70%
December 31, 2005	3,201	$1.51204	to	$6.97241	$21,725	1.70%	0.20% to 0.90%	15.62%	to	16.43%

	Prudential Natural Resources Portfolio

December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10% to 0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10% to 0.60%	–55.21%	to	–53.28%
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60% to 0.60%	47.41%	to	47.41%
December 31, 2006	1,348	$14.70238	to	$14.70238	$19,820	1.85%	0.60% to 0.60%	21.47%	to	21.47%
December 31, 2005	1,306	$12.10382	to	$12.10382	$15,813	0.00%	0.60% to 0.60%	54.98%	to	54.98%

	Prudential Global Portfolio

December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10% to 0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10% to 0.90%	–43.43%	to	–42.98%
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10% to 0.90%	9.48%	to	10.36%
December 31, 2006	7,308	$0.99282	to	$2.57168	$17,006	0.70%	0.10% to 0.90%	18.59%	to	19.56%
December 31, 2005	7,154	$0.83720	to	$2.16226	$14,049	0.55%	0.10% to 0.90%	15.03%	to	15.94%

	Prudential Government Income Portfolio

December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60% to 0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60% to 0.60%	3.68%	to	3.68%
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60% to 0.60%	5.06%	to	5.06%
December 31, 2006	964	$3.05682	to	$3.05682	$2,946	4.86%	0.60% to 0.60%	3.12%	to	3.12%
December 31, 2005	1,073	$2.96433	to	$2.96433	$3,180	4.59%	0.60% to 0.60%	1.90%	to	1.90%

	Prudential Jennison Portfolio

December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10% to 0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10% to 0.90%	–37.84%	to	–37.34%
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00% to 0.90%	11.00%	to	12.00%
December 31, 2006	10,698	$0.71228	to	$13.21079	$21,399	0.27%	0.00% to 0.90%	0.89%	to	1.79%
December 31, 2005	12,283	$0.70598	to	$2.65172	$26,043	0.12%	0.10% to 0.90%	13.53%	to	14.44%

	Prudential Small Capitalization Stock Portfolio

December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10% to 0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10% to 0.60%	–31.45%	to	–29.63%
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60% to 0.60%	–1.13%	to	–1.13%
December 31, 2006	4,045	$3.94365	to	$3.94365	$15,952	0.78%	0.60% to 0.60%	13.99%	to	13.99%
December 31, 2005	2,931	$3.45969	to	$3.45969	$10,141	0.59%	0.60% to 0.60%	6.62%	to	6.62%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	T. Rowe Price International Stock Portfolio

December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20% to 0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20% to 0.90%	–49.16%	to	–48.80%
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20% to 0.90%	12.02%	to	12.81%
December 31, 2006	245	$1.07531	to	$1.24626	$272	1.16%	0.20% to 0.90%	18.01%	to	18.87%
December 31, 2005	271	$0.91120	to	$1.04845	$251	2.17%	0.20% to 0.90%	15.00%	to	15.80%

	Janus Aspen Janus Portfolio - Institutional Shares

December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20% to 0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20% to 0.90%	–40.24%	to	–39.84%
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20% to 0.90%	14.06%	to	14.87%
December 31, 2006	374	$0.70196	to	$0.84641	$270	0.44%	0.20% to 0.90%	10.38%	to	11.17%
December 31, 2005	637	$0.63595	to	$0.76139	$411	0.36%	0.20% to 0.90%	3.37%	to	4.08%

	MFS VIT Growth Series - Initial Class

December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90% to 0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90% to 0.90%	–37.97%	to	–37.97%
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90% to 0.90%	20.08%	to	20.08%
December 31, 2006	80	$0.59884	to	$0.59884	$48	0.00%	0.90% to 0.90%	6.94%	to	6.94%
December 31, 2005	97	$0.55996	to	$0.78428	$54	0.00%	0.20% to 0.90%	8.21%	to	9.02%

	American Century VP Value Fund

December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90% to 0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90% to 0.90%	–27.43%	to	–27.43%
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90% to 0.90%	–5.99%	to	–5.99%
December 31, 2006	102	$2.06277	to	$2.06277	$210	1.40%	0.90% to 0.90%	17.60%	to	17.60%
December 31, 2005	83	$1.75405	to	$1.75405	$145	0.82%	0.90% to 0.90%	4.11%	to	4.11%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20% to 0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20% to 0.90%	–43.00%	to	–42.61%
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20% to 0.90%	10.25%	to	11.02%
December 31, 2006	205	$0.84981	to	$0.86481	$176	0.00%	0.20% to 0.90%	7.72%	to	8.46%
December 31, 2005	207	$0.78887	to	$0.79733	$164	0.00%	0.20% to 0.90%	3.86%	to	4.58%

	Prudential SP Davis Value Portfolio

December 31, 2009	4,480	$1.15218	to	$12.09417	$5,257	1.60%	0.00% to 0.90%	30.09%	to	31.27%
December 31, 2008	4,202	$0.88155	to	$9.21351	$3,812	1.47%	0.00% to 0.90%	–40.42%	to	–39.88%
December 31, 2007	3,542	$1.46785	to	$15.32495	$5,349	0.85%	0.00% to 0.90%	3.65%	to	4.58%
December 31, 2006	3,229	$1.40487	to	$14.65332	$4,658	0.75%	0.00% to 0.90%	14.00%	to	15.02%
December 31, 2005	2,906	$1.22267	to	$12.73961	$3,643	0.86%	0.00% to 0.90%	8.54%	to	9.52%

	Prudential SP Small Cap Value Portfolio

December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00% to 0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00% to 0.90%	–31.12%	to	–30.50%
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00% to 0.90%	–4.49%	to	–3.63%
December 31, 2006	2,962	$1.47770	to	$14.39211	$4,925	0.48%	0.00% to 0.90%	13.58%	to	14.60%
December 31, 2005	2,572	$1.29067	to	$12.55835	$3,755	0.47%	0.00% to 0.90%	3.68%	to	4.61%

	Prudential SP PIMCO Total Return Portfolio (expired December 04, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.49%	0.00% to 0.90%	12.73%	to	13.67%
December 31, 2008	3,787	$1.22232	to	$12.23031	$5,319	5.16%	0.00% to 0.90%	–1.08%	to	–0.20%
December 31, 2007	3,417	$1.22572	to	$12.25435	$4,837	4.44%	0.00% to 0.90%	8.46%	to	9.44%
December 31, 2006	3,051	$1.12112	to	$1.43813	$3,967	4.24%	0.10% to 0.90%	2.76%	to	3.58%
December 31, 2005	2,628	$1.08232	to	$1.38998	$3,325	4.80%	0.10% to 0.90%	1.48%	to	2.31%

A51

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP PIMCO High Yield Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	6.49%	0.10% to 0.90%	38.34%	to	39.32%
December 31, 2008	1,094	$0.98409	to	$1.17894	$1,240	8.71%	0.10% to 0.90%	–26.17%	to	–25.58%
December 31, 2007	864	$1.32230	to	$1.58657	$1,318	7.06%	0.10% to 0.90%	2.85%	to	3.72%
December 31, 2006	811	$1.27493	to	$1.53234	$1,206	7.42%	0.10% to 0.90%	8.55%	to	9.40%
December 31, 2005	695	$1.16538	to	$1.40279	$956	6.61%	0.10% to 0.90%	3.12%	to	3.95%

	Janus Aspen Janus Portfolio - Service Shares

December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25% to 0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25% to 0.25%	–40.02%	to	–40.02%
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25% to 0.25%	14.52%	to	14.52%
December 31, 2006	662	$1.01876	to	$1.01876	$674	0.29%	0.25% to 0.25%	10.86%	to	10.86%
December 31, 2005	595	$0.91896	to	$0.91896	$547	0.13%	0.25% to 0.25%	3.76%	to	3.76%

	Prudential SP Strategic Partners Focused Growth Portfolio

December 31, 2009	512	$1.04943	to	$1.32065	$581	0.00%	0.10% to 0.90%	42.87%	to	43.99%
December 31, 2008	483	$0.73453	to	$0.91719	$380	0.00%	0.10% to 0.90%	–38.97%	to	–38.48%
December 31, 2007	385	$1.20358	to	$1.49088	$492	0.00%	0.10% to 0.90%	14.21%	to	15.14%
December 31, 2006	410	$1.05384	to	$1.29489	$450	0.00%	0.10% to 0.90%	–1.55%	to	–0.75%
December 31, 2005	287	$1.07038	to	$1.30465	$317	0.00%	0.10% to 0.90%	14.12%	to	15.05%

	Prudential SP Mid Cap Growth Portfolio

December 31, 2009	3,838	$0.69923	to	$11.18013	$2,934	0.00%	0.00% to 0.90%	30.35%	to	31.49%
December 31, 2008	3,666	$0.53307	to	$8.50283	$2,153	0.00%	0.00% to 0.90%	–43.08%	to	–42.56%
December 31, 2007	3,135	$0.93041	to	$14.80357	$3,198	0.24%	0.00% to 0.90%	15.16%	to	16.21%
December 31, 2006	2,962	$0.80266	to	$12.73876	$2,564	0.00%	0.00% to 0.90%	–2.81%	to	–1.94%
December 31, 2005	2,586	$0.82065	to	$12.99106	$2,239	0.00%	0.00% to 0.90%	4.33%	to	5.26%

	SP Prudential U.S. Emerging Growth Portfolio

December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00% to 0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00% to 0.90%	–36.80%	to	–36.23%
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00% to 0.90%	15.76%	to	16.82%
December 31, 2006	2,382	$1.33323	to	$1.52313	$3,251	0.00%	0.10% to 0.90%	8.61%	to	9.48%
December 31, 2005	2,001	$1.21970	to	$1.39123	$2,483	0.00%	0.10% to 0.90%	16.72%	to	17.65%

	Prudential SP Conservative Asset Allocation Portfolio (expired November 20, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.58%	0.10% to 0.90%	18.45%	to	19.33%
December 31, 2008	1,778	$1.10677	to	$1.18118	$2,075	3.00%	0.10% to 0.90%	–20.92%	to	–20.29%
December 31, 2007	1,576	$1.38852	to	$1.48406	$2,313	3.29%	0.10% to 0.90%	8.41%	to	9.28%
December 31, 2006	1,423	$1.27058	to	$1.36010	$1,918	3.27%	0.10% to 0.90%	7.72%	to	8.61%
December 31, 2005	1,295	$1.16989	to	$1.25474	$1,616	1.33%	0.10% to 0.90%	4.97%	to	5.79%

	Prudential SP Balanced Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.02%	0.10% to 0.90%	20.77%	to	21.62%
December 31, 2008	6,407	$1.03511	to	$1.08553	$6,871	2.41%	0.10% to 0.90%	–29.18%	to	–28.62%
December 31, 2007	5,738	$1.46167	to	$1.52314	$8,645	2.41%	0.10% to 0.90%	8.37%	to	9.24%
December 31, 2006	4,881	$1.34175	to	$1.39638	$6,754	2.36%	0.10% to 0.90%	9.71%	to	10.57%
December 31, 2005	3,970	$1.21353	to	$1.26464	$4,986	0.88%	0.10% to 0.90%	6.64%	to	7.50%

	Prudential SP Growth Asset Allocation Portfolio

December 31, 2009	15,542	$1.16365	to	$1.31537	$19,144	2.14%	0.10% to 0.90%	25.09%	to	26.09%
December 31, 2008	13,956	$0.93022	to	$1.04431	$13,645	1.69%	0.10% to 0.90%	–36.93%	to	–36.42%
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10% to 0.90%	8.26%	to	9.12%
December 31, 2006	10,114	$1.36237	to	$1.50850	$14,257	1.66%	0.10% to 0.90%	11.89%	to	12.77%
December 31, 2005	7,482	$1.21764	to	$1.25590	$9,361	0.55%	0.10% to 0.90%	8.27%	to	9.12%
A52

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP Aggressive Growth Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	1.45%	0.10% to 0.90%	26.08%	to	26.95%
December 31, 2008	4,613	$0.83486	to	$0.96325	$4,123	1.05%	0.10% to 0.90%	–42.70%	to	–42.24%
December 31, 2007	3,991	$1.45708	to	$1.66943	$6,164	1.03%	0.10% to 0.90%	8.22%	to	9.09%
December 31, 2006	3,299	$1.34635	to	$1.53196	$4,657	1.62%	0.10% to 0.90%	13.26%	to	14.17%
December 31, 2005	2,484	$1.18874	to	$1.34325	$3,062	0.15%	0.10% to 0.90%	9.49%	to	10.37%

	Prudential SP International Growth Portfolio

December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10% to 0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10% to 0.90%	–50.74%	to	–50.34%
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10% to 0.90%	18.48%	to	19.42%
December 31, 2006	934	$1.52315	to	$1.71641	$1,475	1.74%	0.10% to 0.90%	19.98%	to	20.93%
December 31, 2005	753	$1.26952	to	$1.41929	$984	0.58%	0.10% to 0.90%	15.34%	to	16.31%

	Prudential SP International Value Portfolio

December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10% to 0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10% to 0.90%	–44.56%	to	–44.12%
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10% to 0.90%	17.03%	to	17.97%
December 31, 2006	1,318	$1.48271	to	$1.77550	$2,002	1.35%	0.10% to 0.90%	27.95%	to	28.98%
December 31, 2005	1,021	$1.15143	to	$1.37811	$1,191	0.40%	0.10% to 0.90%	12.75%	to	13.67%

	Janus Aspen Overseas Portfolio - Service Shares

December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10% to 0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10% to 0.10%	–53.25%	to	–53.25%
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00% to 0.00%	0.00%	to	0.00%
December 31, 2006	0	$1.55321	to	$1.55321	$0	0.00%	0.00% to 0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.06141	to	$1.06141	$0	0.69%	0.20% to 0.20%	31.67%	to	31.67%

	Goldman Sachs Structured Small Cap Equity Fund

December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20% to 0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20% to 0.20%	–34.16%	to	–34.16%
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20% to 0.20%	–16.65%	to	–16.65%
December 31, 2006	17	$1.73735	to	$1.73735	$29	0.71%	0.20% to 0.20%	12.05%	to	12.05%
December 31, 2005	16	$1.55056	to	$1.55056	$25	0.30%	0.20% to 0.20%	5.86%	to	5.86%

	AIM V.I. Technology Fund

December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20% to 0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20% to 0.20%	–44.62%	to	–44.62%
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20% to 0.20%	7.47%	to	7.47%
December 31, 2006	180	$0.31056	to	$0.31056	$56	0.00%	0.20% to 0.20%	10.24%	to	10.24%
December 31, 2005	102	$0.28171	to	$0.28171	$29	0.00%	0.20% to 0.20%	2.01%	to	2.01%

	M Large Cap Growth Fund

December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00% to 0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00% to 0.00%	–48.97%	to	–48.97%
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00% to 0.00%	22.43%	to	22.43%
December 31, 2006	4	$14.22394	to	$14.22394	$53	0.84%	0.00% to 0.00%	8.52%	to	8.52%
December 31, 2005	1	$13.10724	to	$13.10724	$19	1.28%	0.00% to 0.00%	13.92%	to	13.92%

	M Financial Brandes International Equity Fund

December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00% to 0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00% to 0.00%	–39.84%	to	–39.84%
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00% to 0.00%	8.01%	to	8.01%
December 31, 2006	2	$18.23050	to	$18.23050	$41	1.89%	0.00% to 0.00%	26.78%	to	26.78%
December 31, 2005	1	$14.37951	to	$14.37951	$13	4.61%	0.00% to 0.00%	10.55%	to	10.55%

A53

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	M Financial Business Opportunity Value Fund

December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00% to 0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00% to 0.00%	–34.48%	to	–34.48%
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00% to 0.00%	5.44%	to	5.44%
December 31, 2006	0	$15.68894	to	$15.68894	$4	0.58%	0.00% to 0.00%	13.89%	to	13.89%
December 31, 2005	0	$13.77563	to	$13.77563	$2	0.78%	0.00% to 0.00%	7.81%	to	7.81%

	AST Cohen & Steers Realty Portfolio (available October 17, 2005)

December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10% to 0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10% to 0.10%	–35.11%	to	–35.11%
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10% to 0.10%	–20.02%	to	–20.02%
December 31, 2006	2	$14.86960	to	$14.86960	$33	0.53%	0.10% to 0.10%	36.60%	to	36.60%
December 31, 2005	0	$10.88564	to	$10.88564	$0	0.00%	0.10% to 0.10%	8.19%	to	8.19%

	AST UBS Dynamic Alpha Portfolio (available October 17, 2005)

December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10% to 0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10% to 0.10%	–17.70%	to	–17.70%
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10% to 0.10%	1.84%	to	1.84%
December 31, 2006	0	$11.63805	to	$11.63805	$5	2.52%	0.10% to 0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$0	0.00%	0.10% to 0.10%	4.73%	to	4.73%

	AST DeAm Large-Cap Value Portfolio (available October 17, 2005)

December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10% to 0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10% to 0.10%	–37.36%	to	–37.36%
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10% to 0.10%	1.08%	to	1.08%
December 31, 2006	2	$13.03370	to	$13.03370	$27	0.37%	0.10% to 0.10%	21.60%	to	21.60%
December 31, 2005	0	$10.71815	to	$10.71815	$2	0.00%	0.10% to 0.10%	6.54%	to	6.54%

	AST Neuberger Berman Small-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	3	$9.63877	to	$9.63877	$33	0.00%	0.10% to 0.10%	22.44%	to	22.44%
December 31, 2008	2	$7.87214	to	$7.87214	$13	0.00%	0.10% to 0.10%	–42.60%	to	–42.60%
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10% to 0.10%	18.60%	to	18.60%
December 31, 2006	0	$11.56299	to	$11.56299	$1	0.00%	0.10% to 0.10%	7.65%	to	7.65%
December 31, 2005	0	$10.74134	to	$10.74134	$0	0.00%	0.10% to 0.10%	7.00%	to	7.00%

	AST Federated Aggressive Growth Portfolio (available October 17, 2005)

December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10% to 0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10% to 0.10%	–44.15%	to	–44.15%
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10% to 0.10%	11.10%	to	11.10%
December 31, 2006	0	$12.46956	to	$12.46956	$4	0.00%	0.10% to 0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$0	0.00%	0.10% to 0.10%	10.55%	to	10.55%

	AST Small-Cap Value Portfolio (available October 17, 2005)

December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10% to 0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10% to 0.10%	–29.79%	to	–29.79%
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10% to 0.10%	–5.70%	to	–5.70%
December 31, 2006	4	$12.73508	to	$12.73508	$50	0.17%	0.10% to 0.10%	19.92%	to	19.92%
December 31, 2005	0	$10.61923	to	$10.61923	$3	0.00%	0.10% to 0.10%	6.27%	to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10% to 0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10% to 0.10%	–40.85%	to	–40.85%
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10% to 0.10%	19.23%	to	19.23%
December 31, 2006	0	$11.24783	to	$11.24783	$4	0.00%	0.10% to 0.10%	6.17%	to	6.17%
December 31, 2005	0	$10.59405	to	$10.59405	$0	0.00%	0.10% to 0.10%	5.46%	to	5.46%

A54

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AST Marsico Capital Growth Portfolio (available October 17, 2005)

December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10% to 0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10% to 0.90%	–43.71%	to	–39.47%
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10% to 0.10%	14.85%	to	14.85%
December 31, 2006	1	$11.50673	to	$11.50673	$14	0.01%	0.10% to 0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$1	0.00%	0.10% to 0.10%	7.17%	to	7.17%

	AST MFS Growth Portfolio (available October 17, 2005)

December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10% to 0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10% to 0.10%	–36.37%	to	–36.37%
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10% to 0.10%	14.99%	to	14.99%
December 31, 2006	1	$11.60124	to	$11.60124	$8	0.00%	0.10% to 0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$0	0.00%	0.10% to 0.10%	5.51%	to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10% to 0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10% to 0.10%	–43.24%	to	–43.24%
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10% to 0.10%	22.08%	to	22.08%
December 31, 2006	2	$12.46468	to	$12.46468	$28	0.00%	0.10% to 0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$1	0.00%	0.10% to 0.10%	8.59%	to	8.59%

	AST PIMCO Limited Maturity Bond Portfolio (available October 17, 2005)

December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10% to 0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10% to 0.10%	1.01%	to	1.01%
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10% to 0.10%	6.69%	to	6.69%
December 31, 2006	2	$10.44481	to	$10.44481	$23	3.04%	0.10% to 0.10%	3.72%	to	3.72%

	AST T. Rowe Price Natural Resources Portfolio (available October 17, 2005)

December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10% to 0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10% to 0.10%	–50.03%	to	–50.03%
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10% to 0.10%	40.37%	to	40.37%
December 31, 2006	6	$12.79360	to	$12.79360	$78	0.20%	0.10% to 0.10%	15.75%	to	15.75%
December 31, 2005	0	$11.05306	to	$11.05306	$1	0.00%	0.10% to 0.10%	9.35%	to	9.35%

	AST MFS Global Equity Portfolio (available October 17, 2005)

December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10% to 0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10% to 0.10%	–34.05%	to	–34.05%
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10% to 0.10%	9.29%	to	9.29%
December 31, 2006	1	$13.04794	to	$13.04794	$16	0.55%	0.10% to 0.10%	24.18%	to	24.18%

	AST JPMorgan International Equity Portfolio (available October 17, 2005)

December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10% to 0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10% to 0.10%	–41.44%	to	–41.44%
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10% to 0.10%	9.33%	to	9.33%
December 31, 2006	4	$13.00880	to	$13.00880	$47	0.63%	0.10% to 0.10%	22.67%	to	22.67%
December 31, 2005	0	$10.60464	to	$10.60464	$3	0.00%	0.10% to 0.10%	7.06%	to	7.06%

	AST T. Rowe Price Global Bond Portfolio (available October 17, 2005)

December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10% to 0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10% to 0.10%	–2.53%	to	–2.53%
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10% to 0.10%	9.54%	to	9.54%
December 31, 2006	3	$10.55767	to	$10.55767	$29	1.19%	0.10% to 0.10%	6.17%	to	6.17%
December 31, 2005	0	$9.94454	to	$9.94454	$2	0.00%	0.10% to 0.10%	–0.29%	to	–0.29%

	M Financial Frontier Capital Appreciation Fund

December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00% to 0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00% to 0.00%	–42.03%	to	–42.03%
December 31, 2007	0	$16.93924	to	$16.93924	$6	0.00%	0.00% to 0.00%	11.92%	to	11.92%

A55

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	American Century VP Mid Cap Value Fund - Class 1 Shares (available May 1, 2008)

December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10% to 0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10% to 0.10%	–24.65%	to	–24.65%

	AST Large-Cap Value Portfolio (available May 1, 2008)

December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10% to 0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10% to 0.90%	–39.72%	to	–39.40%

	AST Small-Cap Growth Portfolio (available May 1, 2008)

December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10% to 0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10% to 0.90%	–33.14%	to	–32.78%

	The Dreyfus Socially Responsible Growth Fund - Service Shares**** (available May 1, 2008)

December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10% to 0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10% to 0.10%	–31.73%	to	–31.73%

	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)

December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10% to 0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10% to 0.10%	–39.76%	to	–39.76%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares**** (available May 1, 2008)

December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10% to 0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10% to 0.10%	–35.75%	to	–35.75%

	MFS VIT Utilities Series - Initial Class (available May 1, 2008)

December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10% to 0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10% to 0.10%	–36.47%	to	–36.47%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares**** (available May 1, 2008)

December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10% to 0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10% to 0.10%	–38.47%	to	–38.47%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)

December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10% to 0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10% to 0.90%	–38.57%	to	–38.24%

	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)

December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00% to 0.90%	–0.32%	to	–0.26%

	AST Aggressive Asset Allocation Portfolio (available November 13, 2009)

December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10% to 0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)

December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10% to 0.90%	0.69%	to	0.79%

	AST Preservation Asset Allocation Portfolio (available November 20, 2009)

December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10% to 0.90%	0.27%	to	0.36%

	Dreyfus MidCap Stock Portfolio - Service Shares (available May 1, 2008)

December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10% to 0.10%	35.19%	to	35.19%

A56

Note 7:	Financial Highlights (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

****Represents a fund containing less than 1,000 units or $1,000 in net assets.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45%, 0.10% and 0.25% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, ENVUL and VULP contract owners held in each subaccount, respectively. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

A57

Note 7:	Financial Highlights (Continued)

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL, ENVUL or VULP contract, respectively. The range for withdrawal charges is 0% -2%. This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

Note 8:	Other

Contract owner net payments — represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans — represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest — represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits — are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options — are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Pruco Life of New Jersey Variable Appreciable Account

and the Board of Directors of

Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 1, 2010

A59

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

FINANCIAL STATEMENTS

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2009 and 2008 (in thousands, except share amounts)

	2009	2008

ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2009 - $ 1,028,386; 2008- $865,995)	$1,054,380	$796,022
Equity securities available for sale, at fair value (cost, 2009 - $4,003; 2008: $4,143)	3,826	2,809
Policy loans	169,835	169,924
Short-term investments	27,976	8,137
Commercial mortgage loans	167,935	147,395
Other long-term investments	8,309	7,797

Total investments	1,432,261	1,132,084
Cash and cash equivalents	32,601	69,811
Deferred policy acquisition costs	305,617	326,806
Accrued investment income	16,833	15,025
Reinsurance recoverables	322,530	301,336
Receivables from parent and affiliates	33,511	50,377
Deferred sales inducements	30,265	28,014
Other assets	4,861	4,226
Separate account assets	3,261,890	2,306,566

TOTAL ASSETS	$5,440,369	$4,234,245

LIABILITIES AND EQUITY

LIABILITIES
Policyholders’ account balances	$1,025,018	$910,344
Future policy benefits and other policyholder liabilities	460,433	458,129
Cash collateral for loaned securities	21,132	16,131
Securities sold under agreement to repurchase	11,540	22,496
Income taxes payable	97,284	66,793
Short-term debt to affiliates	-	100
Payables to parent and affiliates	4,194	9,822
Other liabilities	45,226	29,546
Separate account liabilities	3,261,890	2,306,566

Total liabilities	$4,926,717	$3,819,927

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,000	2,000
Additional paid-in capital	168,998	168,998
Retained earnings	332,718	273,964
Accumulated other comprehensive income (loss)	9,936	(30,644)

Total equity	513,652	414,318

TOTAL LIABILITIES AND EQUITY	$5,440,369	$4,234,245

See Notes to Financial Statements

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

REVENUES

Premiums	$17,031	$14,903	$12,442
Policy charges and fee income	69,234	75,712	76,851
Net investment income	69,944	68,001	66,705
Asset administration fees	7,114	7,395	6,968
Other income	4,779	5,154	4,203
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(14,461)	(9,149)	(572)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	8,391	-	-
Other realized investment gains (losses), net	19,584	(17,806)	(1,629)

Total realized investment gains (losses), net	13,514	(26,955)	(2,201)

Total revenues	181,616	144,210	164,968

BENEFITS AND EXPENSES

Policyholders’ benefits	26,062	30,454	16,747
Interest credited to policyholders’ account balances	38,735	30,684	31,525
Amortization of deferred policy acquisition costs	22,842	21,812	35,447
General, administrative and other expenses	17,950	35,437	25,500

Total benefits and expenses	105,589	118,387	109,219

Income from operations before income taxes	76,027	25,823	55,749

Income Taxes:
Current	20,362	1,033	12,044
Deferred	644	3,085	3,502

Income tax expense	21,006	4,118	15,546

NET INCOME	55,021	21,705	40,203

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes	44,313	(33,826)	(849)

COMPREHENSIVE INCOME (LOSS)	$99,334	$(12,121)	$39,354

See Notes to Financial Statements

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

				Accumulated Other Comprehensive Income (Loss)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gain (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2006	$2,000	$168,689	$212,518	$29	$4,002	$4,031	$387,238

Net income	-	-	40,203	-	-	-	40,203

Stock-based compensation programs	-	309	-	-	-	-	309

Cumulative effect of changes in accounting principles, net of taxes	-	-	(462)	-	-	-	(462)

Change in foreign currency translation adjustments, net of taxes	-	-	-	79	-	79	79

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	(928)	(928)	(928)

Balance, December 31, 2007	$2,000	$168,998	$252,259	$108	$3,074	$3,182	$426,439

Net income			21,705				21,705

Change in foreign currency translation adjustments, net of taxes	-	-	-	(82)	-	(82)	(82)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	(33,744)	(33,744)	(33,744)

Balance, December 31, 2008	$2,000	$168,998	$273,964	$26	$(30,670)	$(30,644)	$414,318

Net income			55,021				55,021

Contributed Capital	-	-	-	-	-	-	-

Change in foreign currency translation adjustments, net of taxes	-	-	-	40	-	40	40

Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes			3,733		(3,733)	(3,733)	-

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	44,273	44,273	44,273

Balance, December 31, 2009	$2,000	$168,998	$332,718	$66	$9,870	$9,936	$513,652

See Notes to Financial Statements

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$55,021	$21,705	$40,203
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(15,597)	(20,623)	(18,072)
Interest credited to policyholders’ account balances	38,735	30,685	31,525
Realized investment losses/(gains), net	(13,514)	26,955	2,201
Amortization and other non-cash items	(271)	(1,115)	(785)
Change in:
Future policy benefits and other insurance liabilities	25,481	134,888	62,600
Reinsurance recoverable	(21,194)	(114,749)	(51,577)
Accrued investment income	(1,809)	(842)	(583)
Receivables from parent and affiliates	15,115	(4,125)	(14,183)
Payable to parent and affiliates	(5,628)	1,518	5,927
Deferred policy acquisition costs	(34,550)	(11,286)	(15,117)
Income taxes payable	6,631	(1,323)	(828)
Deferred sales inducements	(8,689)	(6,959)	(5,869)
Other, net	(7,364)	(7,561)	(12,714)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	32,367	47,168	22,728

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	254,335	248,848	276,137
Policy loans	20,554	18,682	18,356
Commercial mortgage loans	10,212	2,571	1,003
Payments for the purchase of:
Fixed maturities available for sale	(412,550)	(234,739)	(254,782)
Policy loans	(13,030)	(14,948)	(16,983)
Commercial mortgage loans	(31,684)	(44,424)	(54,057)
Notes receivable from parent and affiliates, net	2,907	(3,417)	(10,060)
Other long term investments, net	850	(1,870)	(3,043)
Short term investments, net	(19,825)	4,227	(1,123)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	(188,231)	(25,070)	(44,552)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	335,906	209,422	110,759
Policyholders’ account withdrawals	(213,085)	(133,752)	(152,695)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(5,954)	(2,054)	8,464
Net change in financing arrangements (maturities 90 days or less)	1,787	(59,088)	28,938

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	118,654	14,528	(4,534)

Net increase (decrease) in cash and cash equivalents	(37,210)	36,626	(26,358)
Cash and cash equivalents, beginning of year	69,811	33,185	59,543

CASH AND CASH EQUIVALENTS, END OF YEAR	$32,601	$69,811	$33,185

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$14,375	$5,441	$16,373

Interest paid	$7	$556	$536

See Notes to Financial Statements

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company,” is a wholly owned subsidiary of the Pruco Life Insurance Company, or “Pruco Life,” which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance.” Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities
The Company’s principal investment are fixed maturities; equity securities; commercial mortgage loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)”. The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans are carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses, considers the current credit composition of the portfolio, based on an internal quality ratings, as well as, property type diversification, the Company’s past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage can increase or decrease from period to period based on these

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase, agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value and fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as a cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets,” at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $3.7 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 9 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company’s adoption of this guidance effective January 1, 2007 did not have a material effect on the Company’s financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on certain internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages

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Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

Future Adoption of New Accounting Pronouncements
In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity (“QSPE”) from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$69,978	$809	$268	$70,519	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	22,188	1,232	272	23,148	-
Corporate securities	667,718	27,475	5,101	690,092	(681)
Asset-backed securities(1)	62,273	1,132	6,560	56,845	(9,940)
Commercial mortgage-backed securities	91,971	2,220	725	93,466	-
Residential mortgage-backed securities(2)	114,258	6,465	413	120,310	(626)

Total fixed maturities, available for sale	$1,028,386	$39,333	$13,339	$1,054,380	$(11,247)

Equity securities, available for sale	$4,003	$129	$306	$3,826	$-

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$30,556	$3,721	$-	$34,277

Foreign government bonds	9,391	573	7	9,957

Corporate securities	498,380	3,203	49,346	452,237

Asset-backed securities	103,724	1,582	18,827	86,479

Commercial mortgage-backed securities	104,156	157	15,110	89,203

Residential mortgage-backed securities	119,788	5,064	983	123,869

Total fixed maturities, available for sale	$865,995	$14,300	$84,273	$796,022

Equity securities, available for sale	$4,143	$-	$1,334	$2,809

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, are as follows:

	Available for Sale

	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$47,396	$48,112
Due after one year through five years	317,721	330,885
Due after five years through ten years	300,083	309,728
Due after ten years	94,684	95,034
Asset-backed securities	62,273	56,845
Commercial mortgage-backed securities	91,971	93,466
Residential mortgage-backed securities	114,258	120,310

Total	$1,028,386	$1,054,380

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2009	2008

	(in thousands)
Company’s investment in Separate accounts	$2,213	$2,829
Joint ventures and limited partnerships	6,096	6,171
Derivatives	-	(1,203)

Total other long-term investments	$8,309	$7,797

Commercial Mortgage Loans
The Company’s commercial mortgage loans are comprised as follows at December 31:

	2009		2008

	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total

Commercial mortgage loans by property type
Industrial buildings	$36,102	21.2%	$36,439	24.5%
Retail stores	36,941	21.7%	14,453	9.7%
Apartment complexes	15,886	9.3%	16,387	11.0%
Office buildings	19,179	11.3%	21,505	14.5%
Agricultural properties	16,905	10.0%	15,980	10.7%
Hospitality	10,399	6.1%	-	-
Other	34,902	20.4%	44,075	29.6%

Total collateralized loans	170,314	100.0%	148,839	100.0%

Valuation allowance	(2,379)		(1,444)

Total net commercial mortgage loans	$167,935		$147,395

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%) and New York (10%) at December 31, 2009.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2009	2008

	(in thousands)
Allowance for losses, beginning of year	$1,444	$560
Addition to allowance for losses	935	884

Allowance for losses, end of year	$2,379	$1,444

Non-performing commercial mortgage identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2009	2008

	(in thousands)
Non-performing commercial mortgage and other loans with allowance for losses	$4,347	$-
Non-performing commercial mortgage and other loans with no allowance for losses	-	-
Allowance for losses, end of year	(482)	-

Net carrying value of non-performing commercial mortgage and other loans	$3,865	$-

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $2.2 million for the year ended December 31, 2009. Net investment income recognized on these loans totaled less than $0.1 million for the year ended December 31, 2009. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale:
Proceeds from sales	$59,587	$206,732	$201,990
Proceeds from maturities/repayments	194,623	42,743	65,674
Gross investment gains from sales, prepayments and maturities	1,540	1,108	2,161
Gross investment losses from sales and maturities	(3,027)	(2,539)	(624)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(6,070)	$(9,149)	$(572)
Writedowns for other-than-temporary impairment losses on equity securities	$(139)	$-	$-

1)
Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Year Ended December 31, 2009

(in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
Balance, beginning of period	$-
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	2,361
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(603)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	2,557
Additional credit loss impairments recognized in the current period on securities previously impaired	2,563
Increases due to passage of time on previously recorded credit losses	546
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	7

Balance, December 31, 2009	$7,431

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale	$53,615	$52,035	$52,845
Equity securities, available for sale	218	263	299
Commercial mortgage loans	9,822	8,216	4,641
Policy loans	9,177	9,187	8,863
Short-term investments and cash equivalents	434	1,455	3,356
Other long-term investments	(666)	(2)	452

Gross investment income	72,600	71,154	70,456
Less investment expenses	(2,656)	(3,153)	(3,751)

Net investment income	$69,944	$68,001	$66,705

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Carrying value for non-income producing assets included in fixed maturities totaled $2 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities	(7,557)	(10,575)	965
Equity securities	(138)	-	-
Commercial mortgage loans	(935)	(884)	(457)
Joint ventures and limited partnerships	(124)	-	-
Derivatives(1)	22,268	(15,496)	(2,709)

Realized investment (losses), net	$13,514	$(26,955)	$(2,201)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balance	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(4,049)	290	-	1,316	(2,443)
Net investment gains (losses) on investments arising during the period	4,471	-	-	(1,565)	2,906
Reclassification adjustment for OTTI losses included in net income	5,080	-	-	(1,778)	3,302
Reclassification adjustment for OTTI losses excluded from net income(1)	(11,483)	-	-	4,019	(7,464)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	3,363	-	(1,177)	2,186
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(1,383)	484	(899)

Balance, December 31, 2009	$(5,981)	$3,653	$(1,383)	$1,299	$(2,412)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

Balance, December 31, 2006	$8,832	$(3,589)	$913	$(2,154)	$4,002

Net investment (losses) on investments arising during the period	(3,970)	-	-	1,389	(2,581)
Reclassification adjustment for (losses) included in net income	965	-	-	(338)	627
Impact of net unrealized investment gains on deferred policy acquisition costs	-	2,406	-	(842)	1,564
Impact of net unrealized investment gains on policyholders’ account balances	-	-	(828)	290	(538)

Balance, December 31, 2007	$5,827	$(1,183)	$85	$(1,655)	$3,074

Net investment gains (losses) on investments arising during the period	(87,322)	-	-	30,563	(56,759)
Reclassification adjustment for gains (losses) included in net income	10,575	-	-	(3,702)	6,873
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	42,376	-	(14,832)	27,544
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(17,542)	6,140	(11,402)

Balance, December 31, 2008	$(70,920)	$41,193	$(17,457)	$16,514	$(30,670)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(2,016)	33	-	694	(1,289)
Net investment gains (losses) on investments arising during the period	91,116	-	-	(31,891)	59,225
Reclassification adjustment for (gains) losses included in net income	2,616	-	-	(916)	1,700
Reclassification adjustment for OTTI losses excluded from net income (2)	11,483	-	-	(4,019)	7,464
Impact of net unrealized investment gains ( losses) on deferred policy acquisition costs	-	(60,878)	-	21,307	(39,571)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	23,727	(8,304)	15,423

Balance, December 31, 2009	$32,279	$(19,652)	$6,270	$(6,615)	$12,282

(1)	Include cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	December 31, 2009	December 31, 2008

	( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(5,981)	$-
Fixed maturity securities, available for sale – all other	$31,975	$(69,973)
Equity securities, available for sale	(177)	-
Derivatives designated as cash flow hedges(1)	(675)	-
Other investments	1,156	(947)

Net unrealized gain (losses) on investments	$26,298	$(70,920)

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2009

	Less than twelve months		Twelve months or more(1)		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,622	$268	$-	$-	$9,622	$268
Obligations of U.S. states and their political subdivisions	-	-
Foreign government bonds	6,719	272	-	-	6,719	272
Corporate securities	135,989	2,372	49,634	2,729	185,623	5,101
Commercial mortgage-backed securities.	27,213	337	9,031	388	36,244	725
Asset-backed securities	4,966	2,012	20,868	4,548	25,834	6,560
Residential mortgage-backed securities	5,786	413	-	-	5,786	413

Total	$190,295	$5,674	$79,533	$7,665	$269,828	$13,339

Equity Securities, available for sale	$1,861	$-	$1,389	$306	$3,250	$306

(1)
The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	December 31, 2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	1,846	7	-	-	1,846	7
Corporate securities	267,313	30,123	52,180	19,223	319,493	49,346
Commercial mortgage-backed securities	72,251	12,083	14,071	3,027	86,322	15,110
Asset-backed securities	69,126	14,593	7,000	4,235	76,125	18,827
Residential mortgage-backed securities	1,444	782	205	201	1,649	983

Total	$411,980	$57,588	$73,456	$26,686	$485,435	$84,273

Equity Securities, available for sale	$2,688	$1,334	$-	$-	$2,688	$1,334

The gross unrealized losses at December 31, 2009 and 2008 are composed of $7 million and $66 million related high or highest quality securities based on NAIC or equivalent rating and $6 million and $18 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.5 million of which had been in that position for less than six months, as compared to $47 million at December 31, 2008 that represented declines in value of greater than 20%, $45 million of which had been in that position for less than six months. At December 31, 2009, the $8 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. At December 31, 2008, the $27 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

As of December 31, 2009 securities with a fair value of $1 million and gross unrealized losses of $0.3 million that have been in a continuous unrealized loss position for twelve months or more represent perpetual preferred securities, which have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2009 or 2008.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2009	2008

	( in thousands)
Fixed maturity securities, available for sale – all other	31,727	37,845

Total securities pledged	$31,727	$37,845

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $33 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $21 million was “Cash collateral for loaned securities. As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $39 million. Of this amount, $23 million was “Securities sold under agreements to repurchase” and $16 million was “Cash collateral for loaned securities.”

Fixed maturities of $0.5 million and $0.4 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2009	2008	2007

		(in thousands)
Balance, beginning of year	$326,806	$273,144	$255,849
Capitalization of commissions, sales and issue expenses	57,391	49,675	50,565
Amortization	(22,842)	(38,389)	(35,447)
Change in unrealized investment gains/(losses)	(55,738)	42,376	2,406
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	-	-	(229)

Balance, end of year	$305,617	$326,806	$273,144

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or “PARCC” discussed in Note 13 to the Financial Statements.

Ceded capitalization was $15 million, $20 million and $20 million in 2009, 2008 and 2007, respectively. Ceded amortization relating to this treaty included in the above table amounted to $8 million in 2009, $4 million in 2008 and 2007, respectively.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2009	2008

	(in thousands)
Life insurance	$451,254	$379,573
Individual and group annuities	6,140	5,249
Policy claims and other liabilities	3,039	73,307

Total future policy benefits	$460,433	$458,129

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.32% to 8.75%, with 6.1% of the reserves based on an interest rate in excess of 8%. Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 1.13% to 6.32%.

Policyholders’ account balances at December 31 are as follows:

	2009	2008

	(in thousands)
Interest-sensitive life contracts	$677,220	$585,726
Individual annuities	247,076	242,799
Guaranteed interest accounts	37,418	33,962
Other	63,304	47,857

Total policyholders’ account balances	$1,025,018	$910,344

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 5.10%. Interest crediting rates for individual annuities range from 1.40% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 5.75%. Interest crediting rates range from 1.00% to 6.23% for other.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Pruco Life, and Pruco Reinsurance, Ltd. “Pruco Re”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2009	2008	2007

		(in thousands)

Gross premiums and policy charges and fee income	$267,109	$256,765	$232,073
Reinsurance ceded	(180,844)	(166,150)	(142,780)

Net premiums and policy charges and fee income	86,265	90,615	89,293

Policyholders’ benefits ceded	$81,364	$85,156	$47,468

Realized capital gains (losses) ceded, net	$(44,367)	$48,774	$1,944

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2009 and 2008 were $323 million and $301 million, respectively.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

The gross and net amounts of life insurance in force at December 31, were as follows:

	2009	2008	2007

	(in thousands)

Gross life insurance in force	$95,400,464	$89,008,979	$78,616,940
Reinsurance ceded	(86,036,509)	(80,943,597)	(69,518,388)

Net life insurance in force	$9,363,955	$8,065,382	$9,098,552

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees, which arise upon election of the applicable optional living benefit or optional death benefit, include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and living benefits payable during specified periods. The Company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2009		December 31, 2008

	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(in thousands)		(in thousands)

Return of net deposits
Account value	$843,318	N/A	$465,715	N/A
Net amount at risk	$24,037	N/A	$77,184	N/A
Average attained age of contractholders	61 years	N/A	61 years	N/A

Minimum return or contract value
Account value	$688,296	$930,306	$540,891	$441,182
Net amount at risk	$79,173	$58,517	$185,144	$95,346
Average attained age of contractholders	65 years	60 years	65 years	61 years
Average period remaining until earliest expected annuitization	N/A	2.58 years	N/A	3.57 years

(1) Includes income and withdrawal as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Account value	$16,135	$17,049	$18,739	$18,814

	December 31, 2009	December 31, 2008

	In the Event of Death

Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$508,351	$370,966
General account value	$171,525	$149,154
Net amount at risk	$6,080,255	$6,199,374
Average attained age of contractholders	48 years	47 years

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2009	December 31, 2008

	(in thousands)
Equity funds	$405,609	$366,501
Bond funds	147,810	96,548
Balanced funds	705,455	275,881
Money market funds	24,211	31,887
Specialty funds	11,843	3,116

Total	$1,294,928	$773,933

In addition to the above mentioned amounts invested in separate account investment options, $236.7 million and $232.7 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2009 and 2008 respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) are considered to be bifurcated embedded derivatives are recorded at fair value. Changes in the fair value of these embedded derivatives, along with any fees received or payments made relating to the embedded derivative are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB -GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of January 1, 2007	$1,048	$3,491	$564	$(130)	$4,973
Incurred guarantee benefits(1)	49	3,108	(148)	3,217	6,226
Paid guarantee benefits	(251)	-	-	-	(251)

Balance as of December 31, 2007	$846	$6,599	$416	$3,087	$10,948
Incurred guarantee benefits(1)	5,636	4,677	1,386	60,816	72,515
Paid guarantee benefits	(889)	-	-	-	(889)

Balance as of December 31, 2008	$5,593	$11,276	$1,802	$63,903	$82,574
Incurred guarantee benefits(1)	(1,821)	6,217	(489)	(66,315)	(62,408)
Paid guarantee benefits	(2,288)	(250)	—	—	(2,538)

Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging, such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions use to amortize deferred policy acquisition costs. The Company offers

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

certain sales inducements. These inducements include a bonus, whereby (subject to certain limitations) each purchase payment submitted by a contractholder is increased by an amount equal to a specified percentage of the purchase payment. Changes in deferred sales inducements are as follows:

	2009	2008	2007

	(in thousands)
Balance, beginning of year	$28,015	$21,957	$19,013
Capitalization	8,689	6,959	5,869
Amortization	(4,663)	(901)	(2,925)
Change in unrealized investment gains and (losses)	(1,776)	-	-

Balance, end of year	30,265	28,015	$21,957

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(4) million, $(22) million, and $(8) million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus of the Company amounted to $153 million and $112 million at December 31, 2009 and 2008, respectively. There was no capacity to pay a dividend in 2010 without prior approval.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2009	2008	2007

	(in thousands)
Current tax expense (benefit):
U.S.	$20,362	$1,033	$12,044

Total	20,362	1,033	12,044

Deferred tax expense (benefit):
U.S.	644	3,085	3,502

Total	644	3,085	3,502

Total income tax expense (benefit) on income from continuing operations	$21,006	$4,118	$15,546
Other comprehensive income (loss)	21,850	(18,213)	(457)
Cumulative effect of changes in accounting policy	2,010	-	135

Total income tax expense (benefit) on continuing operations	$44,866	$14,095	$15,224

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company’s income (loss) from continuing operations before income taxes includes income from domestic operations of $76.0 million, $25.8 million and $55.7 million, and no income from foreign operations for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2009	2008	2007

	(in thousands)
Expected federal income tax expense (benefit)	$26,610	$9,038	$19,512
Non-taxable investment income	(3,240)	(4,573)	(3,625)
Tax Credits	(195)	-	-
Expiration of statute of limitations and related interest	(2,695)	-	-
Other	526	(347)	(341)

Total income tax expense (benefit) on income from continuing operations	$21,006	$4,118	$15,546

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2009	2008

	(in thousands)
Deferred tax assets
Net unrealized investment losses on securities	$-	$24,835
Investments	1,105	-
Other	669	1,131

Deferred tax assets	1,774	25,966

Deferred tax liabilities
Insurance reserves	$11,352	$650
Deferred acquisition costs	67,195	80,769
Investments	-	6,255
Net Unrealized gains on securities	9,441	-

Deferred tax liabilities	87,988	87,675

Net deferred tax asset (liability)	$(86,214)	$(61,709)

As of December 31, 2009, the Company had no ordinary or capital losses or tax credits that are attributable to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2009, 2008 and 2007.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. Adoption of this new guidance resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in thousands)
Amounts as of January 1, 2007	$3,596	$1,680	$5,276
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(210)	(210)

Amounts as of December 31, 2007	$3,596	$1,470	$5,066
Increases in unrecognized tax benefits taken in prior period	-	47	47
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-

Amounts as of December 31, 2008	$3,596	$1,517	$5,113
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(210)	(210)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(2,107)	-	(2,107)

Amounts as of December 31, 2009	$1,489	1,307	2,796

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$3,596	$-	$3,596

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$3,596	$-	$3,596

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,489	$-	$1,489

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008, and 2007, respectively, the Company recognized $0.4, $0.1 and $0.1 million in the statement of operations and recognized $1.1, $0.7 and $0.6 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $3 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years, and related interest.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 1, 2010, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s net income. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets – During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through December 31, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company’s judgment of

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31, 2009, the Company reported fair values for these sub-prime securities which were net $4 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $18 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

Assets and Liabilities by Hierarchy Level – The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$70,519	$-	$70,519
Foreign government bonds	-	23,148	-	23,148
Corporate securities	-	687,694	2,398	690,092
Asset-backed securities	-	31,586	25,259	56,845
Commercial mortgage-backed securities	-	93,466	-	93,466
Residential mortgage-backed securities	-	120,310	-	120,310

Sub-total	-	1,026,723	27,657	1,054,380

Equity securities, available for sale	-	3,250	576	3,826
Short term investments	17	27,959	-	27,976
Cash and cash equivalents	-	30,483	-	30,483
Other assets	-	3,019	16,039	19,058

Sub-total excluding separate account assets	17	1,091,434	44,272	1,135,723

Separate account assets(1)	1,829,113	1,427,673	5,104	3,261,890

Total assets	$1,829,130	$2,519,107	$49,376	$4,397,613

Future policy benefits	-	-	(2,412)	(2,412)

Other liabilities	-	(3,442)	(67)	(3,509)

Total liabilities	$-	$-	$(2,479)	$(5,921)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

Assets and Liabilities by Hierarchy Level – The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale	$-	790,024	5,998	796,022
Equity securities, available for sale	-	2,688	121	2,809
Other long-term investments	-	3,069	(4,272)	(1,203)
Short-term investments	137	8,000	-	8,137
Cash and cash equivalents	-	70,631	-	70,631
Other assets	-	3,226	58,880	62,106

Sub-total excluding separate account assets	137	877,638	60,727	938,502

Separate account assets(1)	1,142,614	1,157,458	6,494	2,306,566

Total assets	$1,142,751	2,035,096	67,221	3,245,068

Future policy benefits	-	-	63,903	63,903

Total liabilities	$-	-	63,903	63,903

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities – consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs values from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Other Assets – other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company’s insurance in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company’s, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant’s view of the Company’s claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market’s perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company’s insurance, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset-Backed Securities	Equity Securities, Available for Sale	Other Liabilities	Other Assets

	(in thousands)
Fair value, beginning of period	$266	$5,732	$121	$(4,272)	$58,880
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(506)	(1,634)	-	4,205	(44,396)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	449	9,708	455	-	590
Net investment income	(1)	121	-	-	-
Purchases, sales, issuances, and settlements	(169)	(1,780)	-	-	965
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	2,413	13,858	-	-	-
Transfers out of Level 3 (2)	(54)	(746)	-	-	-

Fair value, end of period	$2,398	$25,259	$576	$(67)	$16,039

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$(506)	$(1,383)	$-	$4,208	$(43,833)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$447	$9,605	$455	$-	$590

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009

	Separate Account Assets (1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$6,494	$(63,903)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	69,126
Interest credited to policyholder account	(1,335)	-
Included in other comprehensive income	-	-
Net investment income	-	-
Purchases, sales, issuances, and settlements	38	(2,811)
Transfers into Level 3 (2)	-	-
Transfers out of Level 3 (2)	(93)	-

Fair value, end of period	$5,104	$2,412

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$68,705
Interest credited to policyholder account	$(1,335)	$-
Included in other comprehensive income	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $16 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Long- term Investments	Other Assets

	(in thousands)
Fair value, beginning of period	$23,659	$2,271	$(279)	$3,079
Total gains or (losses) (realized/unrealized):	-	-	-	-
Included in earnings:	-	-	-	-
Realized investment gains (losses), net	(55)	-	(3,993)	48,957
Interest credited to policyholder account	-	-	-	-
Included in other comprehensive income (loss)	(3,365)	(422)	-	(338)
Net investment income	9	-	-	-
Purchases, sales, issuances, and settlements	2,143	-	-	758
Foreign currency translation	-	-	-	-
Transfers into (out of) Level 3 (2)	(16,393)	(1,728)	-	6,424

Fair value, end of period	$5,998	$121	$(4,272)	$58,880

Unrealized gains (losses) for period relating to those Level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(32)	$-	$(3,992)	$49,013
Interest credited to policyholder account	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(1,591)	$(327)	$-	$(338)

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2008

	Separate Account Assets(1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$7,716	$(3,087)
Total gains or (losses) (realized/unrealized):	-	-
Included in earnings:	-	-
Realized investment gains (losses), net	-	(59,506)
Interest credited to policyholder account	(1,222)	-
Included in other comprehensive income	-	-
Net investment income	-	-
Purchases, sales, issuances, and settlements	-	(1,309)
Transfers into (out of) Level 3 (2)	-	-

Fair value, end of period	$6,494	$(63,903)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(59,565)
Interest credited to policyholder account	$(1,222)	$-
Included in other comprehensive income	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.4 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Commercial Mortgage Loans
The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2009		December 31, 2008

	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in thousands)
Assets:
Commercial mortgage loans	$167,935	$167,883	$147,395	$135,601
Policy loans	169,835	191,499	169,924	222,880
Liabilities:
Policyholder account balances – Investment contracts	85,661	84,336	72,555	73,220

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets,

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives
The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2009				December 31, 2008

	Notional Amount	Fair Value			Notional Amount	Fair Value

	Assets		Liabilities		Assets	Liabilities

Qualifying Hedge Relationships		(in thousands)
Currency/Interest Rate	$5,366	$-		(678)	$1,144	$35	$-

Total Qualifying Hedge Relationships	$5,366	$-		$(678)	$1,144	$35	$-

Non-Qualifying Hedge Relationships
Interest Rate	$94,000	$191		$(4,766)	$-	$-	$-
Credit	21,950	3,730		(1,065)	$27,950	$3,157	$(4,272)
Currency/Interest Rate	20,015	-		(921)	$2,400	$-	$(123)

Total Non-qualifying Hedge Relationships	$135,965	$3,921		$(6,752)	$30,350	$3,157	$(4,395)

Total Derivatives (1)	$141,331	$3,921		$(7,430)	$31,494	$3,192	$(4,395)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives as of December 31, 2009 was a liability of $5 million and a liability of $68 million as of December 31, 2008 included in Future policy benefits.

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,

	2009	2008	2007

	(in thousands)
Cash flow hedges

Currency/ Interest Rate
Net investment income	$3	$-	$-
Other Income	(12)	(5)	-
Accumulated Other Comprehensive Income (Loss) (1)	$(711)	$-	$-

Total cash flow hedges	$(720)	$(5)	$-

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

	Year Ended December 31,

	2009	2008	2007

	(in thousands)
Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$(6,086)	$(261)	$(1,183)
Currency/Interest Rate	(880)	156	(119)
Credit	2,763	(1,193)	(401)
Embedded Derivatives	70,838	(62,969)	(2,946)

Total non-qualifying hedges	$66,635	$(64,267)	$(4,649)

Total Derivative Impact	$65,915	$(64,272)	$(4,649)

For the year ended December 31, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2008	$36
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(714)
Amount reclassified into current period earnings	3

Balance, December 31, 2009	$(675)

As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Stockholders’ Equity.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Derivatives Written
The following tables set forth exposure from credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

December 31, 2009

First to default Basket(1)

NAIC Designation(1)	Notional	Fair Value

(in millions)
1	$-	$-
2	9	-

	9	-
3	-	-
4	-
5	-
6	-

Total	$9	$-

	December 31, 2008

	First to Default Basket(1)

NAIC Designation(1)	Notional	Fair Value

	(in millions)
1	$2	$-
2	19	(4)

	21	(4)
3	-	-
4	-	-
5	-	-
6	-	-

Total	$21	$(4)

(1)
First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2009		December 31, 2008

Industry	Notional	Fair Value	Notional	Fair Value

		(in millions)
Corporate Securities:
First to Default Baskets(1)	$9	$-	$21	$(4)

Total Credit Derivatives	$9	$-	$21	$(4)

(1)	Credit default baskets may include various industry categories.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $9 and $21 million notional of credit default swap (“CDS”) selling protection at December 31, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $7 million and $5 million at December 31, 2009 and December 31, 2008, respectively

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2009 the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC. See Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company incorporates the market’s perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

The Company’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2009, 2008 and 2007. The expense charged to the Company for the deferred compensation program was $0.3 million and $0.2 million for the twelve months ended December 31, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s expenses for its share of the voluntary savings plan (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.5 million in 2009, 2008 and 2007, respectively.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company’s share of net expense for the pension plans was $1 million in 2009, 2008 and 2007, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income
Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $1.1 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in PSF. Income received from Prudential Investments LLC, related to this agreement was $5 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $853 million and $564 million at December 31, 2009 and December 31, 2008, respectively. Fees related to these COLI policies were $23 million, $19 million and $17 million for the years ending December 31, 2009, 2008 and 2007, respectively.

Reinsurance with Affiliates

Pruco Life
Effective April 1, 2008, The Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $2 million as of December 31, 2009 and December 31, 2008. Fees ceded to Pruco Life were $6 million for December 31, 2009 and $3 million for December 31, 2008. Benefits ceded were $2 million for December 31, 2009 and $3 million for December 31, 2008. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC
The Company reinsures 90% of the risks under its term life insurance policies through an automatic coinsurance agreement with PARCC. Reinsurance recoverables related to this agreement were $303 million and $239 million as of December 31, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC in 2009, 2008 and 2007 were $140 million and $127 million and $108 million respectively. Benefits ceded in 2009, 2008 and 2007 were $53 million and $53 million and $24 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $31 million and $26 million and $22 million for the 2009, 2008 and 2007, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2009 and December 31, 2008, respectively. Premiums and fees ceded to Prudential Insurance in 2009, 2008 and 2007 were $33 million, $35 million and $33 million, respectively. Benefits ceded in 2009, 2008 and 2007 were $29 million and $28 million and $23 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Re
Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re providing for 100% reinsurance of its Lifetime Five (“LT5”) feature. Fees ceded on this agreement were $1 million and $1.3 million for December 31, 2009 and December 31, 2008, respectively.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit (“SLT5”) feature. Fees ceded on this agreement were $0.1 million and $0.2 million December 31, 2009 and December 31, 2008, respectively.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $10 million and $53 million as of December 31, 2009 and December 31, 2008, respectively. Realized losses were $44 million for December 31, 2009, while realized gains were $49 million December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company’s Statements of Financial Position.

Debt Agreements
The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. The Company had no debt outstanding to Prudential Funding, LLC as of December 31, 2009 and less than $1 million as of December 31, 2008 respectively. Interest expense related to this agreement was less than $1 million as of December 31, 2009 and December 31, 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and .31% to 4.31% for 2008.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

[Missing Graphic Reference]
Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below:

	Three months ended (in thousands)

	March 31	June 30	September 30	December 31

2009

Total revenues	$44,450	$36,244	$41,742	$59,181
Total benefits and expenses	58,750	6,029	11,762	29,047
Income from operations before income taxes	(14,300)	30,215	29,980	30,134

Net income	$(11,367)	$23,617	$26,754	$16,019

2008

Total revenues	$37,428	$38,256	$38,938	$29,588
Total benefits and expenses	26,981	26,170	27,132	38,104
Income from operations before income taxes	10,447	12,086	11,806	(8,516)

Net income	$7,535	$9,236	$9,828	$(4,894)

[Missing Graphic Reference]
Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2009, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2009.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 12, 2010

[Missing Graphic Reference]
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2009 and December 31, 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009. Also, the Company adopted a framework for measuring fair value on January 1, 2008, and changed its method of accounting for uncertainty in income taxes, and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/    PricewaterhouseCoopers LLP
New York, New York
March 12, 2010

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 5)
(ii)	Selling Agreement used from 11-2008 to current. (Note 6)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 6)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 6)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 6)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 6)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 6)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 6)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts: (a) With fixed Death Benefit (Note 5) (b) With variable Death Benefit (Note 5)
(ii)	Revised Contract with fixed Death Benefit (Note 5)
(iii)	Revised Contract with variable Death Benefit. (Note 5)
(iv)	Rider for Insured's Waiver of Premium Benefit. (Note 5)
(v)	Rider for Applicant's Waiver of Premium Benefit. (Note 5)
(vi)	Rider for Insured's Accidental Death Benefit. (Note 5)
(vii)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
(viii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(ix)	Rider for Interim Term Insurance Benefit. (Note 5)
(x)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
(xi)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(xiii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 5)
(xiv)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 5)
(xv)	Rider for Coverage on Other Insured. (Note 5)
(xvi)	Rider modifying Waiver of Premium Benefit. (Note 5)
(xvii)	Rider to terminate a Supplementary Benefit. (Note 5)
(xviii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
(xix)	Rider to provide for exclusion of Aviation Risk. (Note 5)
(xx)	Rider to provide for exclusion of Military Aviation Risk. (Note 5)
(xxi)	Rider to provide for exclusion for War Risk. (Note 5)
(xxii)	Endorsement for conversion of a Dependent Child. (Note 5)
(xxiii)	Endorsement for contractual conversion of a Term Policy. (Note 5)
(xxiv)	Rider for conversion of Level Term Insurance Benefit on a Child. (Note 5)
(xxv)	Endorsement providing for Variable Loan Interest Rate. (Note 5)
(xxvi)	Endorsement for Increase and Decrease in Face Amount. (Note 5)
(xxvii)
Supplementary Monthly Renewable Non-Convertible One Month Term Insurance.
(a) for use in New Jersey with fixed death benefit Contract. (Note 5)
(b) for use in New Jersey with variable death benefit Contract. (Note 5)
(c) for use in New York with fixed death benefit Contract. (Note 5)
(d) for use with variable death benefit Contract. (Note 5)

(xxviii)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 5)
(xxix)	New Jersey Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 5)
(xxx)	New York Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 5)
(xxxi)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 5)
(xxxii)	Appreciable Plus Rider: (a) for use in New Jersey. (Note 5) (b) for use in New York. (Note 5)
(xxxiii)	Living Needs Benefit Rider for use in New Jersey. (Note 5)
(xxxiv)	Living Needs Benefit Rider for use in New York. (Note 5)

(e)	Application:
(i)	Application for Variable Appreciable Life Insurance Contract. (Note 5)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)
(iii)	New Jersey Application Form for Variable Appreciable Life Insurance Contract. (Note 5)
(iv)	New York Application Form for Variable Appreciable Life Insurance Contract. (Note 5)
(v)	Revised New York Application Form for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 5)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 5)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 2)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 4)
(ii)	Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group. (Note 1)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 3)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed April 14, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158637, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON - Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

ROBERT M. FALZON - Treasurer

PHILLIP J. GRIGG - Senior Vice President, Chief Actuary and Appointed Actuary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 26, 2010.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 8)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. Topp (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Richard W. Kinville (Note 2)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Robert M. Falzon (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $67,749,409, which represents Prusec's total 2009 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$53,875,442	$-0-	$13,873,967	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 13th day of April, 2010.

(Seal)
Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of April, 2010.

Signature and Title

/s/ *
Tucker I. Marr
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/ *
Thomas J. Diemer
Director

/s/ *
Robert M. Falzon
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(i) Administrative Contracts:	(ii) Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-